Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, offered through RiverSource® Single Premium Variable Life Insurance sponsored by RiverSource Life Insurance Company, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$500,585	$35,943,041	$41,260,374	$77,131,981	$16,143,492
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	—	24,881	3,440	643
Receivable for share redemptions	87	34,810	15,399	70,422	5,880
Total assets	500,701	35,977,851	41,300,654	77,205,843	16,150,015

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	87	13,653	15,399	25,027	5,622
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	21,157	—	45,395	258
Payable for investments purchased	29	—	24,881	3,440	643
Total liabilities	116	34,810	40,280	73,862	6,523
Net assets applicable to Variable Life contracts in accumulation period	500,480	35,943,041	41,260,374	77,131,981	16,143,492
Net assets applicable to seed money	105	—	—	—	—
Total net assets	$500,585	$35,943,041	$41,260,374	$77,131,981	$16,143,492
(1) Investment shares	33,709	995,101	2,641,509	900,338	704,648
(2) Investments, at cost	$433,161	$28,566,397	$37,856,473	$53,758,915	$13,949,416

December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Assets
Investments, at fair value(1),(2)	$22,245,434	$18,792,421	$38,115,058	$8,264,619	$13,509,321
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	14,326	11	34,539	24,780	9,169
Receivable for share redemptions	9,752	9,246	11,862	2,325	8,510
Total assets	22,269,512	18,801,678	38,161,459	8,291,724	13,527,000

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,752	7,107	11,862	2,325	4,462
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,139	—	—	4,048
Payable for investments purchased	14,326	11	34,539	24,780	9,169
Total liabilities	24,078	9,257	46,401	27,105	17,679
Net assets applicable to Variable Life contracts in accumulation period	22,245,434	18,792,421	38,115,058	8,264,497	13,509,321
Net assets applicable to seed money	—	—	—	122	—
Total net assets	$22,245,434	$18,792,421	$38,115,058	$8,264,619	$13,509,321
(1) Investment shares	10,958,342	534,787	2,714,748	937,032	910,945
(2) Investments, at cost	$31,623,445	$13,394,218	$30,234,022	$8,000,561	$10,354,210

See accompanying notes to financial statements.

2	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$38,102,649	$14,741,015	$17,155,394	$245,549,051	$377,758,764
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,603	2,135	430	34,707	2,111
Receivable for share redemptions	23,733	4,470	8,133	224,639	254,746
Total assets	38,129,985	14,747,620	17,163,957	245,808,397	378,015,621

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,865	4,470	7,348	135,813	228,503
Minimum death benefit guarantee risk charge	—	—	—	962	441
Contract terminations	11,868	—	785	87,864	25,802
Payable for investments purchased	3,603	2,135	430	34,707	2,111
Total liabilities	27,336	6,605	8,563	259,346	256,857
Net assets applicable to Variable Life contracts in accumulation period	38,102,649	14,740,897	17,155,394	245,549,051	377,758,764
Net assets applicable to seed money	—	118	—	—	—
Total net assets	$38,102,649	$14,741,015	$17,155,394	$245,549,051	$377,758,764
(1) Investment shares	2,783,247	1,025,105	6,171,005	5,872,974	4,326,638
(2) Investments, at cost	$27,728,145	$15,306,553	$13,849,530	$114,438,714	$95,777,054

December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$217,214,934	$59,340,074	$19,784,977	$42,769,101	$53,387,304
Dividends receivable	—	—	—	12	—
Accounts receivable from RiverSource Life for contract purchase payments	—	117,671	13,469	16,821	10,553
Receivable for share redemptions	165,332	23,664	8,074	17,709	22,296
Total assets	217,380,266	59,481,409	19,806,520	42,803,643	53,420,153

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	90,660	23,664	8,074	17,691	22,207
Minimum death benefit guarantee risk charge	—	—	—	18	—
Contract terminations	74,672	—	—	—	89
Payable for investments purchased	—	117,671	13,469	16,821	10,553
Total liabilities	165,332	141,335	21,543	34,530	32,849
Net assets applicable to Variable Life contracts in accumulation period	217,214,934	59,340,074	19,784,977	42,767,055	53,387,304
Net assets applicable to seed money	—	—	—	2,058	—
Total net assets	$217,214,934	$59,340,074	$19,784,977	$42,769,113	$53,387,304
(1) Investment shares	5,839,111	3,071,432	2,274,135	42,769,101	7,816,589
(2) Investments, at cost	$100,235,484	$53,333,770	$22,052,380	$42,769,001	$53,112,508

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Assets
Investments, at fair value(1),(2)	$18,526,889	$108,129,198	$102,999,720	$171,762,962	$13,532,828
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,728	91,562	—	5,830	33,510
Receivable for share redemptions	14,300	48,055	101,310	224,437	5,153
Total assets	18,542,917	108,268,815	103,101,030	171,993,229	13,571,491

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,780	47,933	41,952	62,842	5,153
Minimum death benefit guarantee risk charge	—	106	—	—	—
Contract terminations	6,520	16	59,358	161,595	—
Payable for investments purchased	1,728	91,562	—	5,830	33,510
Total liabilities	16,028	139,617	101,310	230,267	38,663
Net assets applicable to Variable Life contracts in accumulation period	18,526,889	108,129,198	102,999,720	171,762,962	13,532,742
Net assets applicable to seed money	—	—	—	—	86
Total net assets	$18,526,889	$108,129,198	$102,999,720	$171,762,962	$13,532,828
(1) Investment shares	2,510,419	10,477,635	2,751,796	4,431,449	1,382,311
(2) Investments, at cost	$19,931,394	$111,648,816	$36,967,486	$78,930,691	$13,537,833

December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$26,557,534	$64,480,920	$33,618,499	$20,499,055	$22,617,469
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	5,160	714	—	—
Receivable for share redemptions	11,634	103,326	40,823	15,033	11,530
Total assets	26,569,168	64,589,406	33,660,036	20,514,088	22,628,999

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,881	38,686	14,003	8,235	9,368
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	753	64,640	26,820	6,798	2,162
Payable for investments purchased	—	5,160	714	—	—
Total liabilities	11,634	108,486	41,537	15,033	11,530
Net assets applicable to Variable Life contracts in accumulation period	26,557,534	64,480,920	33,618,499	20,499,055	22,617,469
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$26,557,534	$64,480,920	$33,618,499	$20,499,055	$22,617,469
(1) Investment shares	514,183	4,284,447	912,059	563,316	640,903
(2) Investments, at cost	$12,213,699	$48,348,145	$23,743,637	$12,422,047	$12,687,227

See accompanying notes to financial statements.

4	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Assets
Investments, at fair value(1),(2)	$21,281,046	$7,062,047	$14,227,941	$39,080,392	$2,370,189
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	15,741	6,275	194	—	86
Receivable for share redemptions	9,224	2,875	25,067	23,463	1,015
Total assets	21,306,011	7,071,197	14,253,202	39,103,855	2,371,290

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,170	2,875	5,741	15,943	568
Minimum death benefit guarantee risk charge	54	—	—	—	—
Contract terminations	—	—	19,326	7,520	447
Payable for investments purchased	15,741	6,275	194	—	86
Total liabilities	24,965	9,150	25,261	23,463	1,101
Net assets applicable to Variable Life contracts in accumulation period	21,281,046	7,062,047	14,227,941	39,080,392	2,370,082
Net assets applicable to seed money	—	—	—	—	107
Total net assets	$21,281,046	$7,062,047	$14,227,941	$39,080,392	$2,370,189
(1) Investment shares	2,058,128	285,451	2,332,449	916,950	232,627
(2) Investments, at cost	$21,652,451	$7,595,311	$14,178,058	$25,051,595	$2,247,570

December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$3,916,003	$18,368,221	$155,607,806	$41,567,978	$101,328,400
Dividends receivable	—	43,603	11,616,026	780,567	13,209,861
Accounts receivable from RiverSource Life for contract purchase payments	224	3,683	7,118	—	11,087
Receivable for share redemptions	1,116	7,353	111,137	39,763	40,337
Total assets	3,917,343	18,422,860	167,342,087	42,388,308	114,589,685

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,097	7,319	57,262	14,777	32,507
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	19	34	53,875	24,986	7,830
Payable for investments purchased	224	47,286	11,623,144	780,567	13,220,948
Total liabilities	1,340	54,639	11,734,281	820,330	13,261,285
Net assets applicable to Variable Life contracts in accumulation period	3,915,911	18,368,221	155,607,806	41,567,978	101,328,400
Net assets applicable to seed money	92	—	—	—	—
Total net assets	$3,916,003	$18,368,221	$155,607,806	$41,567,978	$101,328,400
(1) Investment shares	259,166	2,020,706	2,963,394	1,635,247	2,572,440
(2) Investments, at cost	$3,563,837	$18,466,649	$101,565,807	$32,341,948	$88,672,077

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$21,671,329	$49,461,882	$6,444,195	$17,821,967	$52,654,692
Dividends receivable	797,424	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	1,018	5,139	18,914
Receivable for share redemptions	10,670	80,586	2,122	6,284	18,944
Total assets	22,479,423	49,542,468	6,447,335	17,833,390	52,692,550

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,319	20,014	2,120	6,284	18,944
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,351	60,572	2	—	—
Payable for investments purchased	797,424	—	1,018	5,139	18,914
Total liabilities	808,094	80,586	3,140	11,423	37,858
Net assets applicable to Variable Life contracts in accumulation period	21,671,329	49,461,882	6,444,088	17,821,967	52,654,692
Net assets applicable to seed money	—	—	107	—	—
Total net assets	$21,671,329	$49,461,882	$6,444,195	$17,821,967	$52,654,692
(1) Investment shares	748,837	2,831,247	384,498	928,227	3,001,978
(2) Investments, at cost	$16,031,219	$41,808,357	$5,958,982	$17,794,753	$48,997,666

December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$100,228,765	$1,737,780	$64,307,087	$17,684,803	$6,928,793
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,224	—	2,198	1,539
Receivable for share redemptions	97,248	376	69,460	6,245	2,565
Total assets	100,326,013	1,739,380	64,376,547	17,693,246	6,932,897

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	42,432	376	27,592	6,245	2,565
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	54,816	—	41,868	—	—
Payable for investments purchased	—	1,224	—	2,198	1,539
Total liabilities	97,248	1,600	69,460	8,443	4,104
Net assets applicable to Variable Life contracts in accumulation period	100,228,765	1,737,699	64,307,087	17,684,803	6,928,682
Net assets applicable to seed money	—	81	—	—	111
Total net assets	$100,228,765	$1,737,780	$64,307,087	$17,684,803	$6,928,793
(1) Investment shares	5,134,670	178,600	3,205,737	212,967	656,758
(2) Investments, at cost	$81,947,841	$1,667,715	$55,101,442	$13,625,596	$6,998,898

See accompanying notes to financial statements.

6	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$9,342,301	$19,093,983	$19,077,952	$35,636,424	$33,769,134
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,429	1,489	27	22,835	18,627
Receivable for share redemptions	5,326	8,376	8,536	12,995	13,658
Total assets	9,352,056	19,103,848	19,086,515	35,672,254	33,801,419

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,919	8,100	7,636	12,995	13,658
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,407	276	900	—	—
Payable for investments purchased	4,429	1,489	27	22,835	18,627
Total liabilities	9,755	9,865	8,563	35,830	32,285
Net assets applicable to Variable Life contracts in accumulation period	9,342,301	19,093,983	19,077,952	35,636,424	33,769,134
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$9,342,301	$19,093,983	$19,077,952	$35,636,424	$33,769,134
(1) Investment shares	443,815	166,571	639,770	634,326	7,325,192
(2) Investments, at cost	$7,650,073	$14,149,193	$16,014,978	$27,228,440	$37,835,698

December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Assets
Investments, at fair value(1),(2)	$24,298,685	$32,012,370	$22,281,226	$59,305,084	$41,477,810
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,737	5,471	2,960	1,750	9,645
Receivable for share redemptions	19,272	36,696	9,011	68,311	17,590
Total assets	24,321,694	32,054,537	22,293,197	59,375,145	41,505,045

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,959	10,204	9,011	24,531	17,305
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	9,313	26,492	—	43,780	285
Payable for investments purchased	3,737	5,471	2,960	1,750	9,645
Total liabilities	23,009	42,167	11,971	70,061	27,235
Net assets applicable to Variable Life contracts in accumulation period	24,298,685	32,012,370	22,281,226	59,305,084	41,477,810
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$24,298,685	$32,012,370	$22,281,226	$59,305,084	$41,477,810
(1) Investment shares	596,726	1,038,351	585,116	2,836,207	1,011,161
(2) Investments, at cost	$20,600,379	$25,322,687	$16,001,606	$36,029,541	$36,056,851

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$18,747,315	$1,850,132	$54,276,303	$39,453,418	$24,414,620
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,145	127	—	29,080	—
Receivable for share redemptions	11,219	601	50,860	16,399	20,082
Total assets	18,759,679	1,850,860	54,327,163	39,498,897	24,434,702

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,520	601	22,656	16,399	8,869
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	4,699	—	28,204	—	11,213
Payable for investments purchased	1,145	127	—	29,080	—
Total liabilities	12,364	728	50,860	45,479	20,082
Net assets applicable to Variable Life contracts in accumulation period	18,747,315	1,850,020	54,276,303	39,453,418	24,414,620
Net assets applicable to seed money	—	112	—	—	—
Total net assets	$18,747,315	$1,850,132	$54,276,303	$39,453,418	$24,414,620
(1) Investment shares	345,000	125,688	2,005,035	1,988,580	649,671
(2) Investments, at cost	$12,683,618	$1,635,145	$39,237,872	$36,209,888	$19,692,391

December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Assets
Investments, at fair value(1),(2)	$46,835,976	$9,238,975	$669,716	$13,665,107	$13,352,823
Dividends receivable	—	—	—	—	23,020
Accounts receivable from RiverSource Life for contract purchase payments	282,654	—	160	1,091	8,013
Receivable for share redemptions	14,335	19,517	194	5,749	5,124
Total assets	47,132,965	9,258,492	670,070	13,671,947	13,388,980

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	14,335	3,840	194	5,657	5,049
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	15,677	—	92	75
Payable for investments purchased	282,654	—	160	1,091	31,033
Total liabilities	296,989	19,517	354	6,840	36,157
Net assets applicable to Variable Life contracts in accumulation period	46,835,976	9,238,975	669,615	13,665,107	13,350,349
Net assets applicable to seed money	—	—	101	—	2,474
Total net assets	$46,835,976	$9,238,975	$669,716	$13,665,107	$13,352,823
(1) Investment shares	2,919,949	891,793	58,799	1,171,965	1,240,969
(2) Investments, at cost	$51,991,691	$8,565,796	$604,021	$12,757,141	$13,862,668

See accompanying notes to financial statements.

8	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$29,500,466	$7,786,643	$6,234,370	$3,085,434	$5,767,735
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,671	137	4,160	1,496
Receivable for share redemptions	23,369	7,348	3,334	1,091	3,195
Total assets	29,523,835	7,795,662	6,237,841	3,090,685	5,772,426

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,414	3,032	2,122	1,091	2,054
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	10,955	4,316	1,212	—	1,141
Payable for investments purchased	—	1,671	137	4,160	1,496
Total liabilities	23,369	9,019	3,471	5,251	4,691
Net assets applicable to Variable Life contracts in accumulation period	29,500,466	7,786,643	6,234,370	3,085,365	5,767,560
Net assets applicable to seed money	—	—	—	69	175
Total net assets	$29,500,466	$7,786,643	$6,234,370	$3,085,434	$5,767,735
(1) Investment shares	1,580,100	456,427	126,689	234,991	658,417
(2) Investments, at cost	$25,006,868	$6,673,307	$4,606,728	$3,647,166	$5,930,773

December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$381,717,891	$412,243,051	$26,018,303	$25,784,920	$3,687,101
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	54,338	76,537	6,109	1,805	—
Receivable for share redemptions	144,282	147,264	12,749	10,518	1,412
Total assets	381,916,511	412,466,852	26,037,161	25,797,243	3,688,513

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	103,147	146,506	10,388	10,381	1,410
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	41,135	758	2,361	137	2
Payable for investments purchased	54,338	76,537	6,109	1,805	—
Total liabilities	198,620	223,801	18,858	12,323	1,412
Net assets applicable to Variable Life contracts in accumulation period	381,717,891	412,243,051	26,018,303	25,784,920	3,687,074
Net assets applicable to seed money	—	—	—	—	27
Total net assets	$381,717,891	$412,243,051	$26,018,303	$25,784,920	$3,687,101
(1) Investment shares	13,023,469	14,040,976	1,549,631	1,536,646	262,054
(2) Investments, at cost	$239,637,469	$239,011,321	$23,246,587	$21,860,080	$3,319,939

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$7,264,001	$52,199,438	$47,481,886	$448,231,445	$630,044,193
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	633	8,130	4,505	29,567	39,272
Receivable for share redemptions	2,914	17,169	14,857	240,497	254,778
Total assets	7,267,548	52,224,737	47,501,248	448,501,509	630,338,243

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,817	13,808	14,857	170,746	250,848
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	97	3,361	—	69,751	3,930
Payable for investments purchased	633	8,130	4,505	29,567	39,272
Total liabilities	3,547	25,299	19,362	270,064	294,050
Net assets applicable to Variable Life contracts in accumulation period	7,263,973	52,199,407	47,481,856	448,231,445	630,044,193
Net assets applicable to seed money	28	31	30	—	—
Total net assets	$7,264,001	$52,199,438	$47,481,886	$448,231,445	$630,044,193
(1) Investment shares	469,554	2,801,902	2,550,048	19,693,824	27,645,643
(2) Investments, at cost	$5,945,507	$38,093,436	$36,648,146	$297,997,266	$389,914,940

December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$813,229,571	$1,166,624,254	$56,512,345	$74,134,266	$7,679,393
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	198,328	38,058	7,299	5,189	64
Receivable for share redemptions	224,172	433,060	22,532	30,221	11,468
Total assets	813,652,071	1,167,095,372	56,542,176	74,169,676	7,690,925

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	224,172	432,673	22,532	30,221	3,152
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	387	—	—	8,316
Payable for investments purchased	198,328	38,058	7,299	5,189	64
Total liabilities	422,500	471,118	29,831	35,410	11,532
Net assets applicable to Variable Life contracts in accumulation period	813,229,571	1,166,624,254	56,512,345	74,134,266	7,679,393
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$813,229,571	$1,166,624,254	$56,512,345	$74,134,266	$7,679,393
(1) Investment shares	31,374,598	44,939,301	2,895,100	3,790,095	215,592
(2) Investments, at cost	$528,155,423	$688,858,622	$44,285,671	$52,924,807	$3,814,836

See accompanying notes to financial statements.

10	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$16,045,263	$100,655,737	$128,788,714
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	281	5,921	59,588
Receivable for share redemptions	12,911	49,675	52,411
Total assets	16,058,455	100,711,333	128,900,713

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,786	40,828	52,411
Minimum death benefit guarantee risk charge	—	—	—
Contract terminations	7,125	8,847	—
Payable for investments purchased	281	5,921	59,588
Total liabilities	13,192	55,596	111,999
Net assets applicable to Variable Life contracts in accumulation period	16,045,263	100,655,737	128,788,714
Net assets applicable to seed money	—	—	—
Total net assets	$16,045,263	$100,655,737	$128,788,714
(1) Investment shares	433,890	3,085,706	5,003,447
(2) Investments, at cost	$10,253,284	$86,163,421	$128,409,281

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$7,443	$215,127	$694,800	$—	$93,146
Variable account expenses	990	152,094	180,027	266,495	64,994
Investment income (loss) — net	6,453	63,033	514,773	(266,495)	28,152

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	123,049	3,990,999	3,298,667	10,096,774	2,351,232
Cost of investments sold	109,401	3,393,089	3,067,142	7,270,804	2,074,676
Net realized gain (loss) on sales of investments	13,648	597,910	231,525	2,825,970	276,556
Distributions from capital gains	—	—	—	4,938,261	1,477,912
Net change in unrealized appreciation or depreciation of investments	23,500	7,168,810	3,190,543	9,347,443	488,066
Net gain (loss) on investments	37,148	7,766,720	3,422,068	17,111,674	2,242,534
Net increase (decrease) in net assets resulting from operations	$43,601	$7,829,753	$3,936,841	$16,845,179	$2,270,686

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Investment income
Dividend income	$239,897	$7,279	$—	$161,231	$1,950
Variable account expenses	116,516	79,546	146,777	24,961	51,908
Investment income (loss) — net	123,381	(72,267)	(146,777)	136,270	(49,958)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,170,271	2,356,921	7,420,184	1,951,002	1,564,390
Cost of investments sold	3,122,538	1,797,369	5,256,107	1,907,159	1,180,079
Net realized gain (loss) on sales of investments	(952,267)	559,552	2,164,077	43,843	384,311
Distributions from capital gains	—	877,176	4,296,734	—	367,195
Net change in unrealized appreciation or depreciation of investments	2,131,462	2,417,447	(3,604,235)	1,589,945	323,411
Net gain (loss) on investments	1,179,195	3,854,175	2,856,576	1,633,788	1,074,917
Net increase (decrease) in net assets resulting from operations	$1,302,576	$3,781,908	$2,709,799	$1,770,058	$1,024,959

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$573,842	$122,321	$185,530	$—	$—
Variable account expenses	134,729	51,877	80,475	1,563,364	2,481,578
Investment income (loss) — net	439,113	70,444	105,055	(1,563,364)	(2,481,578)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,676,538	2,214,797	1,479,341	20,685,925	30,805,686
Cost of investments sold	2,751,575	1,970,355	1,210,317	9,748,151	8,879,920
Net realized gain (loss) on sales of investments	924,963	244,442	269,024	10,937,774	21,925,766
Distributions from capital gains	—	2,462,622	478,806	—	—
Net change in unrealized appreciation or depreciation of investments	5,980,741	(1,973,489)	1,260,939	21,216,460	74,529,823
Net gain (loss) on investments	6,905,704	733,575	2,008,769	32,154,234	96,455,589
Net increase (decrease) in net assets resulting from operations	$7,344,817	$804,019	$2,113,824	$30,590,870	$93,974,011

See accompanying notes to financial statements.

12	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Investment income
Dividend income	$—	$624,412	$751,987	$4,523	$2,600,428
Variable account expenses	1,008,279	307,102	96,411	224,414	259,758
Investment income (loss) — net	(1,008,279)	317,310	655,576	(219,891)	2,340,670

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	16,409,140	5,792,031	3,172,427	18,597,245	5,480,276
Cost of investments sold	8,150,160	4,538,697	3,536,876	18,597,157	5,379,749
Net realized gain (loss) on sales of investments	8,258,980	1,253,334	(364,449)	88	100,527
Distributions from capital gains	—	2,401,307	—	4,440	—
Net change in unrealized appreciation or depreciation of investments	38,271,292	(9,105,887)	(166,043)	(88)	(207,064)
Net gain (loss) on investments	46,530,272	(5,451,246)	(530,492)	4,440	(106,537)
Net increase (decrease) in net assets resulting from operations	$45,521,993	$(5,133,936)	$125,084	$(215,451)	$2,234,133

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Investment income
Dividend income	$1,647,230	$3,500,757	$—	$—	$191,784
Variable account expenses	92,619	582,620	459,273	673,397	63,578
Investment income (loss) — net	1,554,611	2,918,137	(459,273)	(673,397)	128,206

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,616,275	12,657,607	10,364,394	13,825,623	4,952,934
Cost of investments sold	2,758,651	12,243,178	3,880,536	6,811,366	4,878,755
Net realized gain (loss) on sales of investments	(142,376)	414,429	6,483,858	7,014,257	74,179
Distributions from capital gains	—	7,866,187	—	—	—
Net change in unrealized appreciation or depreciation of investments	(706,240)	(12,166,417)	16,816,364	30,596,161	(383,581)
Net gain (loss) on investments	(848,616)	(3,885,801)	23,300,222	37,610,418	(309,402)
Net increase (decrease) in net assets resulting from operations	$705,995	$(967,664)	$22,840,949	$36,937,021	$(181,196)

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$773,980	$—	$—	$—
Variable account expenses	128,118	461,448	142,165	84,875	100,456
Investment income (loss) — net	(128,118)	312,532	(142,165)	(84,875)	(100,456)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,117,850	5,720,153	2,759,975	2,149,459	1,987,994
Cost of investments sold	2,409,028	4,148,740	1,959,985	1,345,459	1,119,888
Net realized gain (loss) on sales of investments	2,708,822	1,571,413	799,990	804,000	868,106
Distributions from capital gains	—	1,342,577	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,203,920	2,364,896	4,929,768	3,916,683	4,098,407
Net gain (loss) on investments	3,912,742	5,278,886	5,729,758	4,720,683	4,966,513
Net increase (decrease) in net assets resulting from operations	$3,784,624	$5,591,418	$5,587,593	$4,635,808	$4,866,057

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Investment income
Dividend income	$432,711	$324,623	$92,819	$—	$37,118
Variable account expenses	116,769	31,884	63,470	163,299	6,602
Investment income (loss) — net	315,942	292,739	29,349	(163,299)	30,516

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,542,076	1,376,362	1,662,779	4,096,322	351,447
Cost of investments sold	4,463,789	1,584,058	1,684,273	2,655,613	311,948
Net realized gain (loss) on sales of investments	78,287	(207,696)	(21,494)	1,440,709	39,499
Distributions from capital gains	356,621	—	277,745	—	239,616
Net change in unrealized appreciation or depreciation of investments	(1,096,286)	1,423,052	257,924	6,966,912	(86,968)
Net gain (loss) on investments	(661,378)	1,215,356	514,175	8,407,621	192,147
Net increase (decrease) in net assets resulting from operations	$(345,436)	$1,508,095	$543,524	$8,244,322	$222,663

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Investment income
Dividend income	$43,769	$473,454	$39,114	$870,394	$346,703
Variable account expenses	9,879	80,852	636,249	164,229	363,851
Investment income (loss) — net	33,890	392,602	(597,135)	706,165	(17,148)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	472,547	2,035,028	16,809,889	2,843,308	7,970,441
Cost of investments sold	430,688	2,051,582	10,391,389	2,243,364	6,172,221
Net realized gain (loss) on sales of investments	41,859	(16,554)	6,418,500	599,944	1,798,220
Distributions from capital gains	—	—	18,185,023	1,810,138	15,774,724
Net change in unrealized appreciation or depreciation of investments	231,505	113,448	10,418,255	5,379,376	3,211,368
Net gain (loss) on investments	273,364	96,894	35,021,778	7,789,458	20,784,312
Net increase (decrease) in net assets resulting from operations	$307,254	$489,496	$34,424,643	$8,495,623	$20,767,164

Year ended December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$66,808	$398,074	$259,840	$503,756	$498,834
Variable account expenses	80,338	217,642	22,085	73,110	212,574
Investment income (loss) — net	(13,530)	180,432	237,755	430,646	286,260

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,487,635	3,966,785	1,124,287	1,991,784	4,598,652
Cost of investments sold	1,103,289	3,829,583	1,086,716	2,002,731	4,371,501
Net realized gain (loss) on sales of investments	384,346	137,202	37,571	(10,947)	227,151
Distributions from capital gains	1,524,609	1,024,176	—	—	1,320,865
Net change in unrealized appreciation or depreciation of investments	1,545,317	9,054,835	570,994	2,521,186	8,123,757
Net gain (loss) on investments	3,454,272	10,216,213	608,565	2,510,239	9,671,773
Net increase (decrease) in net assets resulting from operations	$3,440,742	$10,396,645	$846,320	$2,940,885	$9,958,033

See accompanying notes to financial statements.

14	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$439,640	$22,519	$486,039	$—	$205,342
Variable account expenses	465,425	3,953	307,015	74,634	29,429
Investment income (loss) — net	(25,785)	18,566	179,024	(74,634)	175,913

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,951,895	166,872	6,580,800	2,228,817	1,271,369
Cost of investments sold	6,962,259	157,927	4,708,180	1,538,799	1,266,215
Net realized gain (loss) on sales of investments	1,989,636	8,945	1,872,620	690,018	5,154
Distributions from capital gains	12,938,287	—	14,008,834	2,196,977	220,932
Net change in unrealized appreciation or depreciation of investments	9,337,321	28,379	(1,031,056)	(936,484)	165,430
Net gain (loss) on investments	24,265,244	37,324	14,850,398	1,950,511	391,516
Net increase (decrease) in net assets resulting from operations	$24,239,459	$55,890	$15,029,422	$1,875,877	$567,429

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$139,138	$—	$408,154	$—	$1,483,062
Variable account expenses	41,423	91,809	90,557	149,183	166,301
Investment income (loss) — net	97,715	(91,809)	317,597	(149,183)	1,316,761

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,132,091	2,277,750	3,899,926	4,101,653	3,934,412
Cost of investments sold	975,717	1,606,854	3,404,642	3,022,273	4,250,308
Net realized gain (loss) on sales of investments	156,374	670,896	495,284	1,079,380	(315,896)
Distributions from capital gains	—	1,965,543	73,880	1,796,502	—
Net change in unrealized appreciation or depreciation of investments	1,924,450	495,483	2,290,394	1,901,585	(2,437,805)
Net gain (loss) on investments	2,080,824	3,131,922	2,859,558	4,777,467	(2,753,701)
Net increase (decrease) in net assets resulting from operations	$2,178,539	$3,040,113	$3,177,155	$4,628,284	$(1,436,940)

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Investment income
Dividend income	$260,033	$56,762	$—	$65,980	$421,920
Variable account expenses	119,081	120,401	104,885	284,725	200,285
Investment income (loss) — net	140,952	(63,639)	(104,885)	(218,745)	221,635

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,134,595	4,811,236	3,183,629	7,765,084	3,485,854
Cost of investments sold	2,426,746	3,632,353	2,081,645	4,428,320	3,004,548
Net realized gain (loss) on sales of investments	707,849	1,178,883	1,101,984	3,336,764	481,306
Distributions from capital gains	1,675,295	1,984,732	2,053,352	7,565,058	—
Net change in unrealized appreciation or depreciation of investments	(1,308,832)	2,752,817	(249,429)	(1,681,908)	4,029,932
Net gain (loss) on investments	1,074,312	5,916,432	2,905,907	9,219,914	4,511,238
Net increase (decrease) in net assets resulting from operations	$1,215,264	$5,852,793	$2,801,022	$9,001,169	$4,732,873

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$2,775	$64,816	$16,089	$—	$351,051
Variable account expenses	71,638	8,735	250,671	205,961	98,993
Investment income (loss) — net	(68,863)	56,081	(234,582)	(205,961)	252,058

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,365,693	1,349,672	6,450,629	4,683,724	2,593,165
Cost of investments sold	1,635,123	1,241,387	4,667,676	3,415,257	2,158,019
Net realized gain (loss) on sales of investments	730,570	108,285	1,782,953	1,268,467	435,146
Distributions from capital gains	884,540	—	6,649,185	7,374,270	791,254
Net change in unrealized appreciation or depreciation of investments	1,495,397	76,546	3,095,010	(7,978,148)	1,430,732
Net gain (loss) on investments	3,110,507	184,831	11,527,148	664,589	2,657,132
Net increase (decrease) in net assets resulting from operations	$3,041,644	$240,912	$11,292,566	$458,628	$2,909,190

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Investment income
Dividend income	$—	$173,976	$1,797	$1,480,502	$240,456
Variable account expenses	212,674	38,604	2,061	66,099	64,067
Investment income (loss) — net	(212,674)	135,372	(264)	1,414,403	176,389

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	16,145,755	1,158,402	118,188	1,916,642	4,344,822
Cost of investments sold	11,814,239	1,159,555	104,376	1,769,434	4,380,989
Net realized gain (loss) on sales of investments	4,331,516	(1,153)	13,812	147,208	(36,167)
Distributions from capital gains	21,640,020	—	37,135	—	603,353
Net change in unrealized appreciation or depreciation of investments	(32,217,066)	1,448,055	38,656	366,848	(1,013,838)
Net gain (loss) on investments	(6,245,530)	1,446,902	89,603	514,056	(446,652)
Net increase (decrease) in net assets resulting from operations	$(6,458,204)	$1,582,274	$89,339	$1,928,459	$(270,263)

Year ended December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$292,550	$83,591	$7,863	$—	$699,716
Variable account expenses	136,058	33,720	23,721	13,802	26,224
Investment income (loss) — net	156,492	49,871	(15,858)	(13,802)	673,492

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,226,714	917,535	942,421	844,294	2,174,024
Cost of investments sold	2,912,702	772,436	723,615	984,990	1,949,312
Net realized gain (loss) on sales of investments	314,012	145,099	218,806	(140,696)	224,712
Distributions from capital gains	2,101,975	257,772	524,225	—	—
Net change in unrealized appreciation or depreciation of investments	2,163,957	88,113	431,914	(30,842)	(1,963,748)
Net gain (loss) on investments	4,579,944	490,984	1,174,945	(171,538)	(1,739,036)
Net increase (decrease) in net assets resulting from operations	$4,736,436	$540,855	$1,159,087	$(185,340)	$(1,065,544)

See accompanying notes to financial statements.

16	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,209,150	1,680,887	133,294	126,410	18,189
Investment income (loss) — net	(1,209,150)	(1,680,887)	(133,294)	(126,410)	(18,189)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,489,420	34,827,655	16,063,483	6,850,278	3,705,993
Cost of investments sold	25,827,208	21,024,303	14,404,275	5,835,893	3,402,071
Net realized gain (loss) on sales of investments	18,662,212	13,803,352	1,659,208	1,014,385	303,922
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,701,916	44,134,050	(914,111)	(237,917)	(211,212)
Net gain (loss) on investments	51,364,128	57,937,402	745,097	776,468	92,710
Net increase (decrease) in net assets resulting from operations	$50,154,978	$56,256,515	$611,803	$650,058	$74,521

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	33,721	164,335	168,393	2,049,107	2,932,020
Investment income (loss) — net	(33,721)	(164,335)	(168,393)	(2,049,107)	(2,932,020)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,069,621	10,481,473	6,706,762	60,662,870	51,667,812
Cost of investments sold	897,482	7,827,781	5,276,676	37,699,502	32,669,887
Net realized gain (loss) on sales of investments	172,139	2,653,692	1,430,086	22,963,368	18,997,925
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	216,956	3,236,373	2,332,385	14,640,488	34,864,465
Net gain (loss) on investments	389,095	5,890,065	3,762,471	37,603,856	53,862,390
Net increase (decrease) in net assets resulting from operations	$355,374	$5,725,730	$3,594,078	$35,554,749	$50,930,370

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,719,985	5,011,674	289,770	373,786	34,439
Investment income (loss) — net	(2,719,985)	(5,011,674)	(289,770)	(373,786)	(34,439)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	104,856,277	74,922,674	17,435,226	15,965,643	1,078,368
Cost of investments sold	58,594,917	45,747,850	13,402,802	11,869,156	544,721
Net realized gain (loss) on sales of investments	46,261,360	29,174,824	4,032,424	4,096,487	533,647
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	43,466,211	102,856,621	(738,426)	444,553	1,254,741
Net gain (loss) on investments	89,727,571	132,031,445	3,293,998	4,541,040	1,788,388
Net increase (decrease) in net assets resulting from operations	$87,007,586	$127,019,771	$3,004,228	$4,167,254	$1,753,949

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$528,967	$997,936
Variable account expenses	67,043	463,744	636,865
Investment income (loss) — net	(67,043)	65,223	361,071

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,498,616	8,443,474	11,551,949
Cost of investments sold	1,643,276	7,533,774	11,211,014
Net realized gain (loss) on sales of investments	855,340	909,700	340,935
Distributions from capital gains	—	1,454,584	4,272,614
Net change in unrealized appreciation or depreciation of investments	2,326,145	13,544,823	5,684,880
Net gain (loss) on investments	3,181,485	15,909,107	10,298,429
Net increase (decrease) in net assets resulting from operations	$3,114,442	$15,974,330	$10,659,500

See accompanying notes to financial statements.

18	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$6,453	$63,033	$514,773	$(266,495)	$28,152
Net realized gain (loss) on sales of investments	13,648	597,910	231,525	2,825,970	276,556
Distributions from capital gains	—	—	—	4,938,261	1,477,912
Net change in unrealized appreciation or depreciation of investments	23,500	7,168,810	3,190,543	9,347,443	488,066
Net increase (decrease) in net assets resulting from operations	43,601	7,829,753	3,936,841	16,845,179	2,270,686

Contract transactions
Contract purchase payments	60,492	874,496	1,957,062	2,518,142	512,107
Net transfers(1)	(66,557)	300,138	(134,132)	1,467,001	207,428
Transfers for policy loans	(1,702)	76,555	159,040	(754,595)	(86,965)
Policy charges	(16,807)	(560,015)	(965,335)	(886,174)	(265,370)
Contract terminations:
Surrender benefits	(22,778)	(1,528,779)	(1,980,659)	(2,416,301)	(1,191,889)
Death benefits	—	(24,143)	(3,884)	(65,293)	(25,703)
Increase (decrease) from contract transactions	(47,352)	(861,748)	(967,908)	(137,220)	(850,392)
Net assets at beginning of year	504,336	28,975,036	38,291,441	60,424,022	14,723,198
Net assets at end of year	$500,585	$35,943,041	$41,260,374	$77,131,981	$16,143,492

Accumulation unit activity
Units outstanding at beginning of year	372,143	8,839,188	22,047,743	11,217,084	6,508,042
Units purchased	48,653	456,953	1,442,107	1,096,836	445,232
Units redeemed	(81,317)	(693,858)	(1,912,861)	(1,192,064)	(736,823)
Units outstanding at end of year	339,479	8,602,283	21,576,989	11,121,856	6,216,451

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$123,381	$(72,267)	$(146,777)	$136,270	$(49,958)
Net realized gain (loss) on sales of investments	(952,267)	559,552	2,164,077	43,843	384,311
Distributions from capital gains	—	877,176	4,296,734	—	367,195
Net change in unrealized appreciation or depreciation of investments	2,131,462	2,417,447	(3,604,235)	1,589,945	323,411
Net increase (decrease) in net assets resulting from operations	1,302,576	3,781,908	2,709,799	1,770,058	1,024,959

Contract transactions
Contract purchase payments	747,679	445,800	1,538,055	473,342	509,671
Net transfers(1)	829,072	(686,456)	(1,136,481)	1,633,622	269,366
Transfers for policy loans	40,340	(162,232)	(466,195)	(18,439)	149,179
Policy charges	(528,308)	(351,253)	(625,218)	(110,671)	(199,582)
Contract terminations:
Surrender benefits	(967,812)	(752,236)	(1,099,875)	(260,658)	(267,019)
Death benefits	(12,702)	(21,403)	(82,428)	(942)	(22,865)
Increase (decrease) from contract transactions	108,269	(1,527,780)	(1,872,142)	1,716,254	438,750
Net assets at beginning of year	20,834,589	16,538,293	37,277,401	4,778,307	12,045,612
Net assets at end of year	$22,245,434	$18,792,421	$38,115,058	$8,264,619	$13,509,321

Accumulation unit activity
Units outstanding at beginning of year	10,326,052	3,782,246	6,635,027	7,533,354	5,964,211
Units purchased	944,128	95,118	487,554	2,623,161	561,055
Units redeemed	(764,015)	(417,289)	(630,635)	(771,193)	(324,002)
Units outstanding at end of year	10,506,165	3,460,075	6,491,946	9,385,322	6,201,264

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$439,113	$70,444	$105,055	$(1,563,364)	$(2,481,578)
Net realized gain (loss) on sales of investments	924,963	244,442	269,024	10,937,774	21,925,766
Distributions from capital gains	—	2,462,622	478,806	—	—
Net change in unrealized appreciation or depreciation of investments	5,980,741	(1,973,489)	1,260,939	21,216,460	74,529,823
Net increase (decrease) in net assets resulting from operations	7,344,817	804,019	2,113,824	30,590,870	93,974,011

Contract transactions
Contract purchase payments	1,317,193	618,923	376,855	8,338,826	10,205,714
Net transfers(1)	614,509	1,218,558	1,198,980	5,109,983	(5,691,461)
Transfers for policy loans	(358,537)	(179,699)	20,663	(393,703)	446,187
Policy charges	(646,664)	(240,648)	(271,867)	(9,685,089)	(13,833,631)
Contract terminations:
Surrender benefits	(1,088,438)	(935,016)	(464,473)	(9,545,837)	(15,542,136)
Death benefits	(68,290)	—	—	(393,998)	(276,520)
Increase (decrease) from contract transactions	(230,227)	482,118	860,158	(6,569,818)	(24,691,847)
Net assets at beginning of year	30,988,059	13,454,878	14,181,412	221,527,999	308,476,600
Net assets at end of year	$38,102,649	$14,741,015	$17,155,394	$245,549,051	$377,758,764

Accumulation unit activity
Units outstanding at beginning of year	14,585,459	8,664,011	4,878,423	78,111,874	107,057,264
Units purchased	1,036,841	1,234,531	504,515	4,885,833	3,547,785
Units redeemed	(1,070,626)	(938,365)	(251,813)	(7,446,079)	(11,523,074)
Units outstanding at end of year	14,551,674	8,960,177	5,131,125	75,551,628	99,081,975

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(1,008,279)	$317,310	$655,576	$(219,891)	$2,340,670
Net realized gain (loss) on sales of investments	8,258,980	1,253,334	(364,449)	88	100,527
Distributions from capital gains	—	2,401,307	—	4,440	—
Net change in unrealized appreciation or depreciation of investments	38,271,292	(9,105,887)	(166,043)	(88)	(207,064)
Net increase (decrease) in net assets resulting from operations	45,521,993	(5,133,936)	125,084	(215,451)	2,234,133

Contract transactions
Contract purchase payments	6,376,633	2,180,101	776,065	5,016,453	1,840,299
Net transfers(1)	(4,739,213)	3,645,767	(152,823)	(1,524,641)	1,310,633
Transfers for policy loans	(665,222)	(104,930)	148,869	649,153	173,882
Policy charges	(4,932,202)	(1,179,326)	(577,077)	(4,120,689)	(1,355,312)
Contract terminations:
Surrender benefits	(8,110,374)	(2,348,851)	(870,084)	(6,082,161)	(2,395,929)
Death benefits	(252,846)	(30,758)	(7,877)	(337,702)	(50,452)
Increase (decrease) from contract transactions	(12,323,224)	2,162,003	(682,927)	(6,399,587)	(476,879)
Net assets at beginning of year	184,016,165	62,312,007	20,342,820	49,384,151	51,630,050
Net assets at end of year	$217,214,934	$59,340,074	$19,784,977	$42,769,113	$53,387,304

Accumulation unit activity
Units outstanding at beginning of year	58,980,508	19,482,495	15,974,787	49,064,689	19,745,807
Units purchased	1,812,323	2,304,957	1,006,443	6,258,263	1,469,457
Units redeemed	(5,253,360)	(1,298,808)	(1,437,371)	(12,542,720)	(1,469,369)
Units outstanding at end of year	55,539,471	20,488,644	15,543,859	42,780,232	19,745,895

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$1,554,611	$2,918,137	$(459,273)	$(673,397)	$128,206
Net realized gain (loss) on sales of investments	(142,376)	414,429	6,483,858	7,014,257	74,179
Distributions from capital gains	—	7,866,187	—	—	—
Net change in unrealized appreciation or depreciation of investments	(706,240)	(12,166,417)	16,816,364	30,596,161	(383,581)
Net increase (decrease) in net assets resulting from operations	705,995	(967,664)	22,840,949	36,937,021	(181,196)

Contract transactions
Contract purchase payments	702,516	3,903,780	1,960,478	5,012,003	280,485
Net transfers(1)	131,233	1,576,355	(71,993)	5,677,566	1,035,779
Transfers for policy loans	(59,592)	199,614	(421,682)	(969,652)	(714,042)
Policy charges	(508,944)	(3,776,318)	(1,549,187)	(2,570,490)	(242,925)
Contract terminations:
Surrender benefits	(689,670)	(4,838,173)	(3,289,575)	(4,597,117)	(806,444)
Death benefits	(69,714)	(132,885)	(39,480)	(65,626)	—
Increase (decrease) from contract transactions	(494,171)	(3,067,627)	(3,411,439)	2,486,684	(447,147)
Net assets at beginning of year	18,315,065	112,164,489	83,570,210	132,339,257	14,161,171
Net assets at end of year	$18,526,889	$108,129,198	$102,999,720	$171,762,962	$13,532,828

Accumulation unit activity
Units outstanding at beginning of year	8,187,408	61,658,809	18,422,129	34,093,643	12,847,982
Units purchased	658,781	4,193,424	891,725	3,307,088	1,428,620
Units redeemed	(788,034)	(5,332,492)	(1,959,386)	(2,748,294)	(1,831,513)
Units outstanding at end of year	8,058,155	60,519,741	17,354,468	34,652,437	12,445,089

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(128,118)	$312,532	$(142,165)	$(84,875)	$(100,456)
Net realized gain (loss) on sales of investments	2,708,822	1,571,413	799,990	804,000	868,106
Distributions from capital gains	—	1,342,577	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,203,920	2,364,896	4,929,768	3,916,683	4,098,407
Net increase (decrease) in net assets resulting from operations	3,784,624	5,591,418	5,587,593	4,635,808	4,866,057

Contract transactions
Contract purchase payments	557,506	2,764,978	866,740	587,188	679,515
Net transfers(1)	(1,550,077)	(198,615)	9,289,096	2,719,766	2,658,522
Transfers for policy loans	(235,753)	269,822	(96,490)	(220,996)	(10,790)
Policy charges	(509,485)	(2,868,727)	(359,071)	(245,292)	(408,565)
Contract terminations:
Surrender benefits	(979,128)	(2,825,990)	(742,940)	(363,693)	(780,521)
Death benefits	—	(53,233)	(54,363)	—	(50,965)
Increase (decrease) from contract transactions	(2,716,937)	(2,911,765)	8,902,972	2,476,973	2,087,196
Net assets at beginning of year	25,489,847	61,801,267	19,127,934	13,386,274	15,664,216
Net assets at end of year	$26,557,534	$64,480,920	$33,618,499	$20,499,055	$22,617,469

Accumulation unit activity
Units outstanding at beginning of year	4,831,189	36,440,387	5,409,237	3,970,771	4,250,050
Units purchased	96,596	2,072,720	2,307,484	719,452	753,945
Units redeemed	(600,878)	(4,039,870)	(299,036)	(227,762)	(296,467)
Units outstanding at end of year	4,326,907	34,473,237	7,417,685	4,462,461	4,707,528

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$315,942	$292,739	$29,349	$(163,299)	$30,516
Net realized gain (loss) on sales of investments	78,287	(207,696)	(21,494)	1,440,709	39,499
Distributions from capital gains	356,621	—	277,745	—	239,616
Net change in unrealized appreciation or depreciation of investments	(1,096,286)	1,423,052	257,924	6,966,912	(86,968)
Net increase (decrease) in net assets resulting from operations	(345,436)	1,508,095	543,524	8,244,322	222,663

Contract transactions
Contract purchase payments	1,239,048	238,643	400,777	820,022	115,125
Net transfers(1)	1,620	681,662	2,021,933	6,215,359	31,100
Transfers for policy loans	129,352	(83,545)	(107,709)	(94,085)	(15,330)
Policy charges	(966,122)	(133,471)	(260,052)	(374,303)	(48,932)
Contract terminations:
Surrender benefits	(1,598,458)	(215,235)	(455,071)	(1,365,004)	(128,291)
Death benefits	(1,610)	(24,195)	(62,525)	(80,350)	—
Increase (decrease) from contract transactions	(1,196,170)	463,859	1,537,353	5,121,639	(46,328)
Net assets at beginning of year	22,822,652	5,090,093	12,147,064	25,714,431	2,193,854
Net assets at end of year	$21,281,046	$7,062,047	$14,227,941	$39,080,392	$2,370,189

Accumulation unit activity
Units outstanding at beginning of year	16,766,815	8,330,321	7,785,212	6,678,049	1,629,599
Units purchased	1,247,311	1,304,128	1,583,671	1,457,688	159,325
Units redeemed	(2,032,885)	(630,469)	(568,112)	(436,802)	(192,608)
Units outstanding at end of year	15,981,241	9,003,980	8,800,771	7,698,935	1,596,316

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$33,890	$392,602	$(597,135)	$706,165	$(17,148)
Net realized gain (loss) on sales of investments	41,859	(16,554)	6,418,500	599,944	1,798,220
Distributions from capital gains	—	—	18,185,023	1,810,138	15,774,724
Net change in unrealized appreciation or depreciation of investments	231,505	113,448	10,418,255	5,379,376	3,211,368
Net increase (decrease) in net assets resulting from operations	307,254	489,496	34,424,643	8,495,623	20,767,164

Contract transactions
Contract purchase payments	275,805	673,065	3,935,784	1,124,751	3,468,127
Net transfers(1)	1,195,742	3,259,657	(5,408,180)	518,350	(2,735,400)
Transfers for policy loans	3,580	(47,021)	(856,869)	(305,914)	(288,174)
Policy charges	(44,693)	(358,475)	(2,448,444)	(770,999)	(1,757,010)
Contract terminations:
Surrender benefits	(38,179)	(335,726)	(4,633,025)	(1,633,004)	(3,765,728)
Death benefits	—	(13,788)	(275,831)	(96,574)	(23,511)
Increase (decrease) from contract transactions	1,392,255	3,177,712	(9,686,565)	(1,163,390)	(5,101,696)
Net assets at beginning of year	2,216,494	14,701,013	130,869,728	34,235,745	85,662,932
Net assets at end of year	$3,916,003	$18,368,221	$155,607,806	$41,567,978	$101,328,400

Accumulation unit activity
Units outstanding at beginning of year	1,960,177	8,978,693	32,482,779	14,527,424	36,515,768
Units purchased	1,206,711	2,461,120	1,188,097	662,968	1,270,849
Units redeemed	(78,040)	(718,401)	(3,275,370)	(1,084,232)	(2,990,745)
Units outstanding at end of year	3,088,848	10,721,412	30,395,506	14,106,160	34,795,872

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(13,530)	$180,432	$237,755	$430,646	$286,260
Net realized gain (loss) on sales of investments	384,346	137,202	37,571	(10,947)	227,151
Distributions from capital gains	1,524,609	1,024,176	—	—	1,320,865
Net change in unrealized appreciation or depreciation of investments	1,545,317	9,054,835	570,994	2,521,186	8,123,757
Net increase (decrease) in net assets resulting from operations	3,440,742	10,396,645	846,320	2,940,885	9,958,033

Contract transactions
Contract purchase payments	712,780	1,714,228	212,650	823,119	1,626,607
Net transfers(1)	258,072	(111,753)	559,334	(718,421)	4,541,235
Transfers for policy loans	(65,785)	21,620	(40,657)	(23,707)	(222,113)
Policy charges	(348,930)	(1,121,185)	(113,268)	(456,264)	(1,011,052)
Contract terminations:
Surrender benefits	(655,533)	(1,817,606)	(283,254)	(754,602)	(2,285,967)
Death benefits	—	(34,514)	—	(6,305)	—
Increase (decrease) from contract transactions	(99,396)	(1,349,210)	334,805	(1,136,180)	2,648,710
Net assets at beginning of year	18,329,983	40,414,447	5,263,070	16,017,262	40,047,949
Net assets at end of year	$21,671,329	$49,461,882	$6,444,195	$17,821,967	$52,654,692

Accumulation unit activity
Units outstanding at beginning of year	9,503,059	17,138,865	4,213,024	6,866,236	11,315,456
Units purchased	612,611	901,083	585,664	326,277	1,858,341
Units redeemed	(627,545)	(1,326,564)	(360,669)	(751,405)	(906,347)
Units outstanding at end of year	9,488,125	16,713,384	4,438,019	6,441,108	12,267,450

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$(25,785)	$18,566	$179,024	$(74,634)	$175,913
Net realized gain (loss) on sales of investments	1,989,636	8,945	1,872,620	690,018	5,154
Distributions from capital gains	12,938,287	—	14,008,834	2,196,977	220,932
Net change in unrealized appreciation or depreciation of investments	9,337,321	28,379	(1,031,056)	(936,484)	165,430
Net increase (decrease) in net assets resulting from operations	24,239,459	55,890	15,029,422	1,875,877	567,429

Contract transactions
Contract purchase payments	2,535,655	101,621	1,497,284	455,301	274,970
Net transfers(1)	(3,067,427)	428,735	(2,780,971)	(242,739)	(175,386)
Transfers for policy loans	(113,144)	7,043	(282,036)	(133,402)	(218,698)
Policy charges	(2,221,987)	(18,120)	(1,142,946)	(305,288)	(170,040)
Contract terminations:
Surrender benefits	(4,043,153)	(43,649)	(1,840,370)	(935,220)	(103,849)
Death benefits	(44,681)	(1,178)	(124,922)	—	(23,873)
Increase (decrease) from contract transactions	(6,954,737)	474,452	(4,673,961)	(1,161,348)	(416,876)
Net assets at beginning of year	82,944,043	1,207,438	53,951,626	16,970,274	6,778,240
Net assets at end of year	$100,228,765	$1,737,780	$64,307,087	$17,684,803	$6,928,793

Accumulation unit activity
Units outstanding at beginning of year	21,413,448	1,174,188	13,045,780	4,674,635	4,984,017
Units purchased	610,851	518,350	317,921	190,780	342,713
Units redeemed	(1,977,214)	(77,130)	(1,436,236)	(489,225)	(634,758)
Units outstanding at end of year	20,047,085	1,615,408	11,927,465	4,376,190	4,691,972

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$97,715	$(91,809)	$317,597	$(149,183)	$1,316,761
Net realized gain (loss) on sales of investments	156,374	670,896	495,284	1,079,380	(315,896)
Distributions from capital gains	—	1,965,543	73,880	1,796,502	—
Net change in unrealized appreciation or depreciation of investments	1,924,450	495,483	2,290,394	1,901,585	(2,437,805)
Net increase (decrease) in net assets resulting from operations	2,178,539	3,040,113	3,177,155	4,628,284	(1,436,940)

Contract transactions
Contract purchase payments	239,384	399,594	506,084	1,252,631	1,396,313
Net transfers(1)	607,513	191,829	(1,516,506)	470,947	501,589
Transfers for policy loans	(15,798)	(18,853)	8,959	(114,351)	7,350
Policy charges	(145,231)	(366,217)	(307,180)	(517,294)	(984,182)
Contract terminations:
Surrender benefits	(257,685)	(806,069)	(1,132,895)	(900,922)	(1,459,142)
Death benefits	(369)	—	—	—	(30,193)
Increase (decrease) from contract transactions	427,814	(599,716)	(2,441,538)	191,011	(568,265)
Net assets at beginning of year	6,735,948	16,653,586	18,342,335	30,817,129	35,774,339
Net assets at end of year	$9,342,301	$19,093,983	$19,077,952	$35,636,424	$33,769,134

Accumulation unit activity
Units outstanding at beginning of year	2,467,723	11,023,873	8,203,234	8,196,122	22,177,705
Units purchased	252,019	549,009	211,675	689,048	1,767,558
Units redeemed	(169,856)	(908,157)	(1,211,077)	(619,175)	(2,002,146)
Units outstanding at end of year	2,549,886	10,664,725	7,203,832	8,265,995	21,943,117

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$140,952	$(63,639)	$(104,885)	$(218,745)	$221,635
Net realized gain (loss) on sales of investments	707,849	1,178,883	1,101,984	3,336,764	481,306
Distributions from capital gains	1,675,295	1,984,732	2,053,352	7,565,058	—
Net change in unrealized appreciation or depreciation of investments	(1,308,832)	2,752,817	(249,429)	(1,681,908)	4,029,932
Net increase (decrease) in net assets resulting from operations	1,215,264	5,852,793	2,801,022	9,001,169	4,732,873

Contract transactions
Contract purchase payments	668,141	1,141,023	608,491	1,361,346	1,442,350
Net transfers(1)	(163,577)	(702,647)	40,544	(1,208,201)	554,838
Transfers for policy loans	(113,072)	(122,212)	(297,286)	(725,887)	(120,122)
Policy charges	(400,022)	(476,900)	(395,925)	(830,167)	(979,072)
Contract terminations:
Surrender benefits	(983,797)	(929,777)	(1,008,337)	(1,982,677)	(1,410,793)
Death benefits	(1,307)	(27,121)	(3,761)	(49,225)	(26,366)
Increase (decrease) from contract transactions	(993,634)	(1,117,634)	(1,056,274)	(3,434,811)	(539,165)
Net assets at beginning of year	24,077,055	27,277,211	20,536,478	53,738,726	37,284,102
Net assets at end of year	$24,298,685	$32,012,370	$22,281,226	$59,305,084	$41,477,810

Accumulation unit activity
Units outstanding at beginning of year	10,344,056	7,297,300	3,461,814	7,288,590	17,853,206
Units purchased	501,116	564,255	190,214	228,421	1,196,506
Units redeemed	(1,008,848)	(691,941)	(354,669)	(892,279)	(1,426,923)
Units outstanding at end of year	9,836,324	7,169,614	3,297,359	6,624,732	17,622,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(68,863)	$56,081	$(234,582)	$(205,961)	$252,058
Net realized gain (loss) on sales of investments	730,570	108,285	1,782,953	1,268,467	435,146
Distributions from capital gains	884,540	—	6,649,185	7,374,270	791,254
Net change in unrealized appreciation or depreciation of investments	1,495,397	76,546	3,095,010	(7,978,148)	1,430,732
Net increase (decrease) in net assets resulting from operations	3,041,644	240,912	11,292,566	458,628	2,909,190

Contract transactions
Contract purchase payments	489,622	81,763	1,017,451	903,597	767,881
Net transfers(1)	325,814	(478,890)	(2,395,342)	582,400	(119,124)
Transfers for policy loans	(263,014)	13,693	(192,171)	(395,056)	(43,764)
Policy charges	(268,655)	(41,630)	(863,378)	(684,439)	(547,430)
Contract terminations:
Surrender benefits	(415,358)	(632,442)	(2,048,394)	(1,363,260)	(898,576)
Death benefits	(1,376)	—	(25,075)	(32,539)	(3,951)
Increase (decrease) from contract transactions	(132,967)	(1,057,506)	(4,506,909)	(989,297)	(844,964)
Net assets at beginning of year	15,838,638	2,666,726	47,490,646	39,984,087	22,350,394
Net assets at end of year	$18,747,315	$1,850,132	$54,276,303	$39,453,418	$24,414,620

Accumulation unit activity
Units outstanding at beginning of year	3,600,505	1,965,847	21,363,762	6,017,874	7,494,646
Units purchased	230,159	65,077	467,044	471,761	395,187
Units redeemed	(262,704)	(815,578)	(2,316,190)	(583,424)	(583,185)
Units outstanding at end of year	3,567,960	1,215,346	19,514,616	5,906,211	7,306,648

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(212,674)	$135,372	$(264)	$1,414,403	$176,389
Net realized gain (loss) on sales of investments	4,331,516	(1,153)	13,812	147,208	(36,167)
Distributions from capital gains	21,640,020	—	37,135	—	603,353
Net change in unrealized appreciation or depreciation of investments	(32,217,066)	1,448,055	38,656	366,848	(1,013,838)
Net increase (decrease) in net assets resulting from operations	(6,458,204)	1,582,274	89,339	1,928,459	(270,263)

Contract transactions
Contract purchase payments	2,087,207	282,957	44,123	523,033	306,615
Net transfers(1)	(3,674,973)	1,008,595	93,937	(567,479)	(882,719)
Transfers for policy loans	(994,017)	(18,918)	(37,640)	(73,729)	(138,572)
Policy charges	(734,832)	(131,731)	(15,706)	(351,747)	(180,297)
Contract terminations:
Surrender benefits	(1,408,244)	(290,027)	(6,839)	(609,678)	(557,798)
Death benefits	(176,425)	(24,370)	—	(11,974)	(26,901)
Increase (decrease) from contract transactions	(4,901,284)	826,506	77,875	(1,091,574)	(1,479,672)
Net assets at beginning of year	58,195,464	6,830,195	502,502	12,828,222	15,102,758
Net assets at end of year	$46,835,976	$9,238,975	$669,716	$13,665,107	$13,352,823

Accumulation unit activity
Units outstanding at beginning of year	6,549,810	4,039,931	443,910	7,112,325	12,118,780
Units purchased	391,808	519,720	134,436	268,411	400,048
Units redeemed	(968,032)	(390,954)	(76,066)	(828,436)	(1,625,996)
Units outstanding at end of year	5,973,586	4,168,697	502,280	6,552,300	10,892,832

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$156,492	$49,871	$(15,858)	$(13,802)	$673,492
Net realized gain (loss) on sales of investments	314,012	145,099	218,806	(140,696)	224,712
Distributions from capital gains	2,101,975	257,772	524,225	—	—
Net change in unrealized appreciation or depreciation of investments	2,163,957	88,113	431,914	(30,842)	(1,963,748)
Net increase (decrease) in net assets resulting from operations	4,736,436	540,855	1,159,087	(185,340)	(1,065,544)

Contract transactions
Contract purchase payments	720,381	320,920	184,786	150,236	193,560
Net transfers(1)	376,729	764,674	60,196	(190,810)	(705,589)
Transfers for policy loans	(254,417)	(25,562)	(25,305)	(10,834)	(196,401)
Policy charges	(481,051)	(108,900)	(54,289)	(62,630)	(79,703)
Contract terminations:
Surrender benefits	(1,212,967)	(236,536)	(234,791)	(157,010)	(208,679)
Death benefits	(5,866)	—	—	—	—
Increase (decrease) from contract transactions	(857,191)	714,596	(69,403)	(271,048)	(996,812)
Net assets at beginning of year	25,621,221	6,531,192	5,144,686	3,541,822	7,830,091
Net assets at end of year	$29,500,466	$7,786,643	$6,234,370	$3,085,434	$5,767,735

Accumulation unit activity
Units outstanding at beginning of year	6,442,761	3,020,300	1,238,799	3,685,820	5,145,323
Units purchased	383,119	505,478	108,993	157,907	147,257
Units redeemed	(583,025)	(255,065)	(117,462)	(452,340)	(867,445)
Units outstanding at end of year	6,242,855	3,270,713	1,230,330	3,391,387	4,425,135

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,209,150)	$(1,680,887)	$(133,294)	$(126,410)	$(18,189)
Net realized gain (loss) on sales of investments	18,662,212	13,803,352	1,659,208	1,014,385	303,922
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,701,916	44,134,050	(914,111)	(237,917)	(211,212)
Net increase (decrease) in net assets resulting from operations	50,154,978	56,256,515	611,803	650,058	74,521

Contract transactions
Contract purchase payments	21,595,970	13,652,737	1,082,883	783,047	42,034
Net transfers(1)	5,072,649	(8,468,379)	(5,598,582)	(2,522,906)	(2,487,133)
Transfers for policy loans	(1,018,637)	97,343	(105,489)	(159,396)	(93,719)
Policy charges	(5,723,592)	(5,207,892)	(828,534)	(922,376)	(109,282)
Contract terminations:
Surrender benefits	(12,591,841)	(18,890,601)	(2,070,226)	(1,365,055)	(578,347)
Death benefits	(28,113)	(107,285)	—	—	—
Increase (decrease) from contract transactions	7,306,436	(18,924,077)	(7,519,948)	(4,186,686)	(3,226,447)
Net assets at beginning of year	324,256,477	374,910,613	32,926,448	29,321,548	6,839,027
Net assets at end of year	$381,717,891	$412,243,051	$26,018,303	$25,784,920	$3,687,101

Accumulation unit activity
Units outstanding at beginning of year	145,597,369	165,392,485	21,851,796	19,543,057	5,349,638
Units purchased	22,311,591	6,387,922	1,107,721	992,544	35,594
Units redeemed	(19,080,610)	(13,774,303)	(6,079,729)	(3,790,391)	(2,555,737)
Units outstanding at end of year	148,828,350	158,006,104	16,879,788	16,745,210	2,829,495

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(33,721)	$(164,335)	$(168,393)	$(2,049,107)	$(2,932,020)
Net realized gain (loss) on sales of investments	172,139	2,653,692	1,430,086	22,963,368	18,997,925
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	216,956	3,236,373	2,332,385	14,640,488	34,864,465
Net increase (decrease) in net assets resulting from operations	355,374	5,725,730	3,594,078	35,554,749	50,930,370

Contract transactions
Contract purchase payments	262,471	3,109,271	1,894,263	18,900,408	18,887,410
Net transfers(1)	224,187	(3,831,980)	581,201	5,605,415	(2,985,243)
Transfers for policy loans	(48,056)	(42,644)	(20,424)	(1,087,596)	618,486
Policy charges	(232,773)	(877,945)	(1,076,800)	(12,539,380)	(17,494,780)
Contract terminations:
Surrender benefits	(334,615)	(1,671,864)	(2,224,884)	(18,348,806)	(27,685,635)
Death benefits	—	—	(51,834)	(168,105)	(838,568)
Increase (decrease) from contract transactions	(128,786)	(3,315,162)	(898,478)	(7,638,064)	(29,498,330)
Net assets at beginning of year	7,037,413	49,788,870	44,786,286	420,314,760	608,612,153
Net assets at end of year	$7,264,001	$52,199,438	$47,481,886	$448,231,445	$630,044,193

Accumulation unit activity
Units outstanding at beginning of year	5,346,358	35,242,991	32,528,969	222,653,799	319,471,292
Units purchased	686,755	2,099,345	2,721,266	29,740,934	11,613,789
Units redeemed	(784,867)	(4,241,475)	(3,415,572)	(33,277,880)	(26,155,403)
Units outstanding at end of year	5,248,246	33,100,861	31,834,663	219,116,853	304,929,678

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(2,719,985)	$(5,011,674)	$(289,770)	$(373,786)	$(34,439)
Net realized gain (loss) on sales of investments	46,261,360	29,174,824	4,032,424	4,096,487	533,647
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	43,466,211	102,856,621	(738,426)	444,553	1,254,741
Net increase (decrease) in net assets resulting from operations	87,007,586	127,019,771	3,004,228	4,167,254	1,753,949

Contract transactions
Contract purchase payments	42,066,973	36,768,940	2,125,091	2,710,345	172,564
Net transfers(1)	2,477,026	(13,362,701)	(6,997,147)	(7,952,207)	(144,449)
Transfers for policy loans	(446,839)	293,420	50,130	(31,504)	(36,450)
Policy charges	(17,546,778)	(19,871,643)	(2,119,184)	(2,892,800)	(125,457)
Contract terminations:
Surrender benefits	(25,997,355)	(53,098,610)	(1,921,243)	(3,515,209)	(213,772)
Death benefits	(732,328)	(534,810)	—	(394,676)	(1,804)
Increase (decrease) from contract transactions	(179,301)	(49,805,404)	(8,862,353)	(12,076,051)	(349,368)
Net assets at beginning of year	726,401,286	1,089,409,887	62,370,470	82,043,063	6,274,812
Net assets at end of year	$813,229,571	$1,166,624,254	$56,512,345	$74,134,266	$7,679,393

Accumulation unit activity
Units outstanding at beginning of year	357,294,062	523,904,623	36,945,550	48,949,275	1,929,086
Units purchased	56,645,366	17,205,816	2,584,157	1,808,708	86,902
Units redeemed	(55,970,878)	(39,688,599)	(7,613,105)	(8,896,476)	(200,910)
Units outstanding at end of year	357,968,550	501,421,840	31,916,602	41,861,507	1,815,078

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(67,043)	$65,223	$361,071
Net realized gain (loss) on sales of investments	855,340	909,700	340,935
Distributions from capital gains	—	1,454,584	4,272,614
Net change in unrealized appreciation or depreciation of investments	2,326,145	13,544,823	5,684,880
Net increase (decrease) in net assets resulting from operations	3,114,442	15,974,330	10,659,500

Contract transactions
Contract purchase payments	476,265	2,894,067	3,060,146
Net transfers(1)	(409,911)	(1,830,555)	(3,267,118)
Transfers for policy loans	(57,869)	(150,334)	(1,285,160)
Policy charges	(321,905)	(1,831,502)	(2,506,641)
Contract terminations:
Surrender benefits	(572,730)	(3,809,397)	(5,164,063)
Death benefits	(9,154)	(111,159)	(133,409)
Increase (decrease) from contract transactions	(895,304)	(4,838,880)	(9,296,245)
Net assets at beginning of year	13,826,125	89,520,287	127,425,459
Net assets at end of year	$16,045,263	$100,655,737	$128,788,714

Accumulation unit activity
Units outstanding at beginning of year	4,997,906	29,061,921	23,589,798
Units purchased	140,938	924,104	516,154
Units redeemed	(451,431)	(2,296,889)	(2,100,867)
Units outstanding at end of year	4,687,413	27,689,136	22,005,085

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$6,377	$225,504	$368,613	$(195,422)	$49,539
Net realized gain (loss) on sales of investments	(35,363)	(408,965)	(617,997)	1,129,447	189,035
Distributions from capital gains	—	1,403,115	—	3,863,650	1,015,950
Net change in unrealized appreciation or depreciation of investments	225	(790,712)	744,715	9,912,733	721,697
Net increase (decrease) in net assets resulting from operations	(28,761)	428,942	495,331	14,710,408	1,976,221

Contract transactions
Contract purchase payments	99,305	1,021,404	2,119,109	2,142,123	530,205
Net transfers(1)	(335,130)	(181,295)	(1,071,375)	9,084,781	646,972
Transfers for policy loans	(6,161)	(184,241)	107,335	(313,769)	(42,340)
Policy charges	(15,484)	(575,003)	(1,019,235)	(764,801)	(255,037)
Contract terminations:
Surrender benefits	(659)	(971,228)	(1,721,529)	(1,888,636)	(482,175)
Death benefits	—	(21,163)	—	(18,246)	(1,229)
Increase (decrease) from contract transactions	(258,129)	(911,526)	(1,585,695)	8,241,452	396,396
Net assets at beginning of year	791,226	29,457,620	39,381,805	37,472,162	12,350,581
Net assets at end of year	$504,336	$28,975,036	$38,291,441	$60,424,022	$14,723,198

Accumulation unit activity(2)
Units outstanding at beginning of year	603,646	9,165,970	23,115,617	9,516,126	6,169,139
Units purchased	88,104	480,022	1,553,166	2,548,936	1,113,198
Units redeemed	(319,607)	(806,804)	(2,621,040)	(847,978)	(774,295)
Units outstanding at end of year	372,143	8,839,188	22,047,743	11,217,084	6,508,042

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

38	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$362,176	$(2,860)	$(103,032)	$116,832	$(4,474)
Net realized gain (loss) on sales of investments	(2,777,798)	99,545	287,535	(834,279)	111,105
Distributions from capital gains	—	1,088,041	1,436,355	—	132,678
Net change in unrealized appreciation or depreciation of investments	3,010,563	1,543,610	11,427,159	(1,038,785)	2,142,974
Net increase (decrease) in net assets resulting from operations	594,941	2,728,336	13,048,017	(1,756,232)	2,382,283

Contract transactions
Contract purchase payments	747,828	483,853	1,267,166	450,224	407,094
Net transfers(1)	(1,082,434)	(1,069,046)	2,498,521	(805,228)	520,299
Transfers for policy loans	(12,019)	(54,147)	(128,752)	(41,361)	73,772
Policy charges	(562,882)	(359,945)	(546,374)	(103,259)	(203,159)
Contract terminations:
Surrender benefits	(701,335)	(535,222)	(829,530)	(117,737)	(314,150)
Death benefits	—	—	(5,142)	—	—
Increase (decrease) from contract transactions	(1,610,842)	(1,534,507)	2,255,889	(617,361)	483,856
Net assets at beginning of year	21,850,490	15,344,464	21,973,495	7,151,900	9,179,473
Net assets at end of year	$20,834,589	$16,538,293	$37,277,401	$4,778,307	$12,045,612

Accumulation unit activity(2)
Units outstanding at beginning of year	11,303,092	4,162,514	6,009,675	8,471,806	5,665,636
Units purchased	468,710	201,518	1,070,217	987,615	672,347
Units redeemed	(1,445,750)	(581,786)	(444,865)	(1,926,067)	(373,772)
Units outstanding at end of year	10,326,052	3,782,246	6,635,027	7,533,354	5,964,211

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$494,167	$108,268	$127,704	$(1,333,490)	$(2,013,820)
Net realized gain (loss) on sales of investments	119,334	99,563	41,128	7,826,666	17,664,016
Distributions from capital gains	723,120	745,719	394,182	—	—
Net change in unrealized appreciation or depreciation of investments	(1,452,529)	1,214,430	1,102,569	24,974,727	19,721,409
Net increase (decrease) in net assets resulting from operations	(115,908)	2,167,980	1,665,583	31,467,903	35,371,605

Contract transactions
Contract purchase payments	1,440,669	596,726	372,247	7,824,534	10,196,024
Net transfers(1)	(1,555,262)	(1,101,916)	1,784,951	6,774,011	(7,435,688)
Transfers for policy loans	(51,509)	(26,362)	(51,778)	192,412	39,631
Policy charges	(661,321)	(234,047)	(285,441)	(10,116,556)	(14,280,321)
Contract terminations:
Surrender benefits	(889,205)	(268,659)	(217,723)	(8,085,988)	(13,063,066)
Death benefits	(2,102)	(5,308)	(11,520)	(76,746)	(68,554)
Increase (decrease) from contract transactions	(1,718,730)	(1,039,566)	1,590,736	(3,488,333)	(24,611,974)
Net assets at beginning of year	32,822,697	12,326,464	10,925,093	193,548,429	297,716,969
Net assets at end of year	$30,988,059	$13,454,878	$14,181,412	$221,527,999	$308,476,600

Accumulation unit activity(2)
Units outstanding at beginning of year	15,441,425	9,574,717	4,308,373	80,271,373	117,024,904
Units purchased	965,461	744,779	824,902	6,388,588	4,439,704
Units redeemed	(1,821,427)	(1,655,485)	(254,852)	(8,548,087)	(14,407,344)
Units outstanding at end of year	14,585,459	8,664,011	4,878,423	78,111,874	107,057,264

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

40	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(854,603)	$29,595	$861,530	$(141,116)	$2,539,996
Net realized gain (loss) on sales of investments	7,661,339	384,076	(413,205)	167	(404,035)
Distributions from capital gains	—	5,842,191	—	18,488	—
Net change in unrealized appreciation or depreciation of investments	(7,729,038)	8,518,844	293,415	(166)	493,095
Net increase (decrease) in net assets resulting from operations	(922,302)	14,774,706	741,740	(122,627)	2,629,056

Contract transactions
Contract purchase payments	6,724,164	1,969,880	850,677	5,546,332	1,799,056
Net transfers(1)	(8,276,146)	(2,495,147)	490,226	18,364,644	(1,995,340)
Transfers for policy loans	(105,296)	8,510	48,098	373,102	(74,732)
Policy charges	(5,339,574)	(1,168,058)	(654,921)	(4,190,823)	(1,559,637)
Contract terminations:
Surrender benefits	(8,620,295)	(1,947,073)	(773,884)	(7,639,278)	(2,075,633)
Death benefits	(48,522)	—	—	(604,858)	(23,305)
Increase (decrease) from contract transactions	(15,665,669)	(3,631,888)	(39,804)	11,849,119	(3,929,591)
Net assets at beginning of year	200,604,136	51,169,189	19,640,884	37,657,659	52,930,585
Net assets at end of year	$184,016,165	$62,312,007	$20,342,820	$49,384,151	$51,630,050

Accumulation unit activity(2)
Units outstanding at beginning of year	64,371,902	21,111,136	16,008,309	37,229,016	21,302,624
Units purchased	2,466,701	870,894	1,208,831	24,185,893	786,083
Units redeemed	(7,858,095)	(2,499,535)	(1,242,353)	(12,350,220)	(2,342,900)
Units outstanding at end of year	58,980,508	19,482,495	15,974,787	49,064,689	19,745,807

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$741,078	$2,249,363	$(345,072)	$(533,940)	$222,855
Net realized gain (loss) on sales of investments	(512,921)	409,331	4,285,107	7,217,273	110,172
Distributions from capital gains	—	1,177,424	—	—	—
Net change in unrealized appreciation or depreciation of investments	497,396	7,420,582	17,093,797	13,139,869	177,062
Net increase (decrease) in net assets resulting from operations	725,553	11,256,700	21,033,832	19,823,202	510,089

Contract transactions
Contract purchase payments	673,623	3,848,255	1,946,740	4,585,220	413,680
Net transfers(1)	(1,650,473)	11,807,830	2,543,554	(1,650,692)	7,319,792
Transfers for policy loans	(98,436)	(60,385)	(316,376)	(370,096)	24,692
Policy charges	(589,580)	(3,985,782)	(1,549,562)	(2,443,190)	(252,245)
Contract terminations:
Surrender benefits	(960,449)	(4,440,689)	(3,040,444)	(4,811,658)	(1,233,113)
Death benefits	(1,707)	(31,703)	(3,851)	(4,236)	—
Increase (decrease) from contract transactions	(2,627,022)	7,137,526	(419,939)	(4,694,652)	6,272,806
Net assets at beginning of year	20,216,534	93,770,263	62,956,317	117,210,707	7,378,276
Net assets at end of year	$18,315,065	$112,164,489	$83,570,210	$132,339,257	$14,161,171

Accumulation unit activity(2)
Units outstanding at beginning of year	9,469,328	57,051,863	18,685,753	35,382,604	7,025,368
Units purchased	337,251	9,622,899	1,059,822	2,181,417	7,257,403
Units redeemed	(1,619,171)	(5,015,953)	(1,323,446)	(3,470,378)	(1,434,789)
Units outstanding at end of year	8,187,408	61,658,809	18,422,129	34,093,643	12,847,982

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

42	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(98,620)	$460,967	$(79,298)	$(59,024)	$(66,723)
Net realized gain (loss) on sales of investments	1,277,556	492,489	595,056	534,557	475,690
Distributions from capital gains	—	662,895	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,259,036	2,552,522	327,847	(190,095)	663,361
Net increase (decrease) in net assets resulting from operations	6,437,972	4,168,873	843,605	285,438	1,072,328

Contract transactions
Contract purchase payments	601,327	2,731,545	454,277	535,999	503,783
Net transfers(1)	1,606,703	(1,869,367)	293,924	(2,223,601)	(600,729)
Transfers for policy loans	(163,834)	290,808	77,548	(6,832)	75,686
Policy charges	(501,093)	(3,000,276)	(325,277)	(250,576)	(384,994)
Contract terminations:
Surrender benefits	(764,500)	(2,471,536)	(624,786)	(334,843)	(579,525)
Death benefits	—	(13,188)	—	—	(4,714)
Increase (decrease) from contract transactions	778,603	(4,332,014)	(124,314)	(2,279,853)	(990,493)
Net assets at beginning of year	18,273,272	61,964,408	18,408,643	15,380,689	15,582,381
Net assets at end of year	$25,489,847	$61,801,267	$19,127,934	$13,386,274	$15,664,216

Accumulation unit activity(2)
Units outstanding at beginning of year	4,675,324	39,742,753	5,651,328	4,859,861	4,561,251
Units purchased	501,715	2,191,210	405,914	192,391	295,323
Units redeemed	(345,850)	(5,493,576)	(648,005)	(1,081,481)	(606,524)
Units outstanding at end of year	4,831,189	36,440,387	5,409,237	3,970,771	4,250,050

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$437,133	$246,670	$6,216	$(112,094)	$33,988
Net realized gain (loss) on sales of investments	122,389	(643,097)	(166,093)	660,349	(44,839)
Distributions from capital gains	79,632	—	200,049	—	33,676
Net change in unrealized appreciation or depreciation of investments	308,966	267,903	851,965	954,855	201,601
Net increase (decrease) in net assets resulting from operations	948,120	(128,524)	892,137	1,503,110	224,426

Contract transactions
Contract purchase payments	1,065,987	245,253	615,380	714,188	142,182
Net transfers(1)	2,196,551	(27,232)	524,512	(526,289)	(317,058)
Transfers for policy loans	39,738	43,742	2,190	(72,690)	(38,198)
Policy charges	(1,110,049)	(131,719)	(291,515)	(374,532)	(47,272)
Contract terminations:
Surrender benefits	(1,116,320)	(220,555)	(377,113)	(890,703)	(23,079)
Death benefits	—	—	—	(493)	(10,208)
Increase (decrease) from contract transactions	1,075,907	(90,511)	473,454	(1,150,519)	(293,633)
Net assets at beginning of year	20,798,625	5,309,128	10,781,473	25,361,840	2,263,061
Net assets at end of year	$22,822,652	$5,090,093	$12,147,064	$25,714,431	$2,193,854

Accumulation unit activity(2)
Units outstanding at beginning of year	15,921,649	8,533,026	7,497,416	7,111,519	1,923,865
Units purchased	2,485,805	1,008,286	992,610	418,334	120,394
Units redeemed	(1,640,639)	(1,210,991)	(704,814)	(851,804)	(414,660)
Units outstanding at end of year	16,766,815	8,330,321	7,785,212	6,678,049	1,629,599

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

44	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$35,615	$460,223	$(429,574)	$460,804	$9,815
Net realized gain (loss) on sales of investments	(25,071)	(426,075)	3,031,162	8,967	(864,362)
Distributions from capital gains	—	—	580,325	1,616,740	—
Net change in unrealized appreciation or depreciation of investments	93,959	50,799	27,147,446	19,151	13,416,053
Net increase (decrease) in net assets resulting from operations	104,503	84,947	30,329,359	2,105,662	12,561,506

Contract transactions
Contract purchase payments	144,921	565,182	4,343,127	1,177,630	3,556,509
Net transfers(1)	245,500	(4,718,226)	(19,240)	(902,665)	(4,163,702)
Transfers for policy loans	(24,855)	(25,188)	(806,534)	(194,911)	(196,946)
Policy charges	(32,122)	(424,690)	(2,458,253)	(776,621)	(1,727,344)
Contract terminations:
Surrender benefits	(15,037)	(519,252)	(3,850,729)	(1,314,973)	(3,226,633)
Death benefits	—	—	(75,664)	—	(488)
Increase (decrease) from contract transactions	318,407	(5,122,174)	(2,867,293)	(2,011,540)	(5,758,604)
Net assets at beginning of year	1,793,584	19,738,240	103,407,662	34,141,623	78,860,030
Net assets at end of year	$2,216,494	$14,701,013	$130,869,728	$34,235,745	$85,662,932

Accumulation unit activity(2)
Units outstanding at beginning of year	1,673,823	12,116,067	33,381,946	15,461,396	39,143,960
Units purchased	398,513	378,151	1,905,729	583,127	1,933,834
Units redeemed	(112,159)	(3,515,525)	(2,804,896)	(1,517,099)	(4,562,026)
Units outstanding at end of year	1,960,177	8,978,693	32,482,779	14,527,424	36,515,768

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(29,647)	$1,075,320	$338,740	$360,591	$344,004
Net realized gain (loss) on sales of investments	204,594	(469,922)	(237,089)	(693,112)	(1,392,785)
Distributions from capital gains	67,342	4,057,210	5,165	591,732	2,102,438
Net change in unrealized appreciation or depreciation of investments	2,082,379	(7,572,837)	(233,422)	(1,530,807)	714,835
Net increase (decrease) in net assets resulting from operations	2,324,668	(2,910,229)	(126,606)	(1,271,596)	1,768,492

Contract transactions
Contract purchase payments	697,600	1,761,977	312,425	871,515	1,552,184
Net transfers(1)	948	(1,594,086)	(1,837,189)	(1,483,805)	(303,116)
Transfers for policy loans	(85,475)	157,519	(25,973)	(13,130)	(29,360)
Policy charges	(351,620)	(1,229,901)	(153,124)	(479,497)	(946,692)
Contract terminations:
Surrender benefits	(618,272)	(1,829,016)	(209,018)	(795,017)	(1,512,149)
Death benefits	—	(7,523)	(15,470)	—	(22,008)
Increase (decrease) from contract transactions	(356,819)	(2,741,030)	(1,928,349)	(1,899,934)	(1,261,141)
Net assets at beginning of year	16,362,134	46,065,706	7,318,025	19,188,792	39,540,598
Net assets at end of year	$18,329,983	$40,414,447	$5,263,070	$16,017,262	$40,047,949

Accumulation unit activity(2)
Units outstanding at beginning of year	9,678,715	18,319,204	5,908,778	7,714,382	11,461,857
Units purchased	650,490	877,274	263,837	451,701	818,359
Units redeemed	(826,146)	(2,057,613)	(1,959,591)	(1,299,847)	(964,760)
Units outstanding at end of year	9,503,059	17,138,865	4,213,024	6,866,236	11,315,456

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

46	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$94,299	$16,431	$169,555	$(58,248)	$463,824
Net realized gain (loss) on sales of investments	(470,210)	(20,108)	670,985	271,418	(102,204)
Distributions from capital gains	1,172,059	—	2,104,699	1,100,060	328,361
Net change in unrealized appreciation or depreciation of investments	4,464,166	71,564	4,803,135	3,631,082	(128,189)
Net increase (decrease) in net assets resulting from operations	5,260,314	67,887	7,748,374	4,944,312	561,792

Contract transactions
Contract purchase payments	2,542,125	83,870	1,359,343	425,071	346,865
Net transfers(1)	(4,074,921)	(151,593)	(2,352,013)	191,418	(653,705)
Transfers for policy loans	28,037	969	(2,866)	(72,006)	(61,244)
Policy charges	(2,242,077)	(21,660)	(1,208,671)	(304,869)	(177,857)
Contract terminations:
Surrender benefits	(3,478,746)	(14,786)	(1,849,562)	(478,169)	(264,054)
Death benefits	(6,486)	—	—	—	—
Increase (decrease) from contract transactions	(7,232,068)	(103,200)	(4,053,769)	(238,555)	(809,995)
Net assets at beginning of year	84,915,797	1,242,751	50,257,021	12,264,517	7,026,443
Net assets at end of year	$82,944,043	$1,207,438	$53,951,626	$16,970,274	$6,778,240

Accumulation unit activity(2)
Units outstanding at beginning of year	23,535,774	1,293,536	14,289,469	4,782,843	5,670,862
Units purchased	853,525	167,768	452,171	260,293	297,753
Units redeemed	(2,975,851)	(287,116)	(1,695,860)	(368,501)	(984,598)
Units outstanding at end of year	21,413,448	1,174,188	13,045,780	4,674,635	4,984,017

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I(3)	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$99,205	$(43,481)	$438,709	$1,221	$1,681,079
Net realized gain (loss) on sales of investments	(398,668)	116,297	(147,262)	133,580	(534,450)
Distributions from capital gains	164,317	1,022,910	434,136	937,574	—
Net change in unrealized appreciation or depreciation of investments	(228,543)	4,449,307	(1,072,140)	5,343,197	(546,129)
Net increase (decrease) in net assets resulting from operations	(363,689)	5,545,033	(346,557)	6,415,572	600,500

Contract transactions
Contract purchase payments	232,821	270,314	540,475	1,166,347	1,423,936
Net transfers(1)	(1,033,938)	11,373,796	(1,012,836)	394,617	(1,826,448)
Transfers for policy loans	(71,015)	(6,156)	69,664	16,857	(72,956)
Policy charges	(151,160)	(236,740)	(349,200)	(492,052)	(1,171,038)
Contract terminations:
Surrender benefits	(224,204)	(291,266)	(845,574)	(643,398)	(1,380,160)
Death benefits	(5,658)	(1,395)	(9,744)	(10,610)	—
Increase (decrease) from contract transactions	(1,253,154)	11,108,553	(1,607,215)	431,761	(3,026,666)
Net assets at beginning of year	8,352,791	—	20,296,107	23,969,796	38,200,505
Net assets at end of year	$6,735,948	$16,653,586	$18,342,335	$30,817,129	$35,774,339

Accumulation unit activity(2)
Units outstanding at beginning of year	2,966,600	—	9,047,765	8,141,360	24,251,301
Units purchased	113,147	11,454,912	319,173	758,698	957,293
Units redeemed	(612,024)	(431,039)	(1,163,704)	(703,936)	(3,030,889)
Units outstanding at end of year	2,467,723	11,023,873	8,203,234	8,196,122	22,177,705

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

48	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$344,762	$(8,433)	$(73,923)	$(207,590)	$224,697
Net realized gain (loss) on sales of investments	307,871	(328,051)	436,353	2,192,153	(846,700)
Distributions from capital gains	492,017	324,578	1,511,860	3,575,236	—
Net change in unrealized appreciation or depreciation of investments	1,450,596	4,412,100	4,123,227	11,912,093	5,381,917
Net increase (decrease) in net assets resulting from operations	2,595,246	4,400,194	5,997,517	17,471,892	4,759,914

Contract transactions
Contract purchase payments	708,089	1,117,053	516,094	1,049,226	1,508,281
Net transfers(1)	(1,660,995)	(1,123,624)	3,203,245	3,533,245	(2,270,670)
Transfers for policy loans	(17,360)	(101,185)	90,604	(360,963)	106,438
Policy charges	(434,190)	(472,261)	(357,015)	(750,194)	(1,014,930)
Contract terminations:
Surrender benefits	(812,068)	(936,530)	(418,674)	(1,354,562)	(1,396,354)
Death benefits	(5,993)	(8,170)	—	(9,302)	—
Increase (decrease) from contract transactions	(2,222,517)	(1,524,717)	3,034,254	2,107,450	(3,067,235)
Net assets at beginning of year	23,704,326	24,401,734	11,504,707	34,159,384	35,591,423
Net assets at end of year	$24,077,055	$27,277,211	$20,536,478	$53,738,726	$37,284,102

Accumulation unit activity(2)
Units outstanding at beginning of year	11,515,526	7,713,677	2,825,543	7,219,905	19,652,428
Units purchased	542,355	485,466	810,585	736,033	1,008,118
Units redeemed	(1,713,825)	(901,843)	(174,314)	(667,348)	(2,807,340)
Units outstanding at end of year	10,344,056	7,297,300	3,461,814	7,288,590	17,853,206

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(30,191)	$3,361	$(114,600)	$(153,877)	$384,590
Net realized gain (loss) on sales of investments	618,180	505	985,507	494,087	322,030
Distributions from capital gains	1,108,118	27,215	4,036,941	3,229,182	569,103
Net change in unrealized appreciation or depreciation of investments	2,151,468	(52,088)	3,596,420	8,952,362	(396,928)
Net increase (decrease) in net assets resulting from operations	3,847,575	(21,007)	8,504,268	12,521,754	878,795

Contract transactions
Contract purchase payments	497,611	132,984	909,891	710,943	857,323
Net transfers(1)	(409,388)	(194,798)	(715,004)	289,931	(2,044,910)
Transfers for policy loans	(64,982)	46,202	(184,079)	(189,720)	(93,354)
Policy charges	(286,190)	(51,248)	(906,970)	(682,724)	(639,694)
Contract terminations:
Surrender benefits	(359,925)	(196,756)	(1,507,368)	(1,119,978)	(971,396)
Death benefits	(2,741)	(1,021)	(63,226)	—	(17,425)
Increase (decrease) from contract transactions	(625,615)	(264,637)	(2,466,756)	(991,548)	(2,909,456)
Net assets at beginning of year	12,616,678	2,952,370	41,453,134	28,453,881	24,381,055
Net assets at end of year	$15,838,638	$2,666,726	$47,490,646	$39,984,087	$22,350,394

Accumulation unit activity(2)
Units outstanding at beginning of year	3,750,465	2,201,995	22,674,541	6,154,257	8,489,869
Units purchased	255,876	478,182	510,785	344,455	342,998
Units redeemed	(405,836)	(714,330)	(1,821,564)	(480,838)	(1,338,221)
Units outstanding at end of year	3,600,505	1,965,847	21,363,762	6,017,874	7,494,646

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

50	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(134,882)	$266,038	$1,947	$545,402	$165,958
Net realized gain (loss) on sales of investments	1,938,951	(603,719)	(10,901)	(204,589)	72,437
Distributions from capital gains	3,750,458	141,747	28,589	—	114,693
Net change in unrealized appreciation or depreciation of investments	26,443,393	(1,525,389)	1,128	396,513	408,885
Net increase (decrease) in net assets resulting from operations	31,997,920	(1,721,323)	20,763	737,326	761,973

Contract transactions
Contract purchase payments	1,312,529	291,819	31,941	503,225	289,076
Net transfers(1)	9,068,904	(997,127)	33,171	(1,765,553)	6,763,667
Transfers for policy loans	(347,359)	(27,418)	363	11,554	(46,090)
Policy charges	(499,978)	(154,250)	(12,825)	(375,879)	(187,481)
Contract terminations:
Surrender benefits	(1,211,855)	(444,622)	(10,534)	(720,504)	(333,888)
Death benefits	—	(10,792)	—	(515)	—
Increase (decrease) from contract transactions	8,322,241	(1,342,390)	42,116	(2,347,672)	6,485,284
Net assets at beginning of year	17,875,303	9,893,908	439,623	14,438,568	7,855,501
Net assets at end of year	$58,195,464	$6,830,195	$502,502	$12,828,222	$15,102,758

Accumulation unit activity(2)
Units outstanding at beginning of year	4,958,242	5,039,292	419,185	8,557,027	6,815,493
Units purchased	1,948,626	194,151	118,817	332,785	5,850,737
Units redeemed	(357,058)	(1,193,512)	(94,092)	(1,777,487)	(547,450)
Units outstanding at end of year	6,549,810	4,039,931	443,910	7,112,325	12,118,780

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(12,354)	$55,124	$(599)	$288,462	$145,993
Net realized gain (loss) on sales of investments	(22,421)	1,714	60,821	(155,891)	306,496
Distributions from capital gains	1,891,881	—	354,331	—	—
Net change in unrealized appreciation or depreciation of investments	1,493,250	579,377	658,963	(355,451)	1,218,112
Net increase (decrease) in net assets resulting from operations	3,350,356	636,215	1,073,516	(222,880)	1,670,601

Contract transactions
Contract purchase payments	738,541	235,106	133,356	163,836	280,052
Net transfers(1)	1,997,232	558,410	174,037	(183,770)	1,992,784
Transfers for policy loans	(2,449)	18,720	6,323	(8,590)	(48,705)
Policy charges	(485,552)	(107,551)	(57,616)	(81,244)	(80,658)
Contract terminations:
Surrender benefits	(1,074,499)	(130,671)	(74,253)	(106,326)	(124,923)
Death benefits	(10,976)	—	—	(5,736)	—
Increase (decrease) from contract transactions	1,162,297	574,014	181,847	(221,830)	2,018,550
Net assets at beginning of year	21,108,568	5,320,963	3,889,323	3,986,532	4,140,940
Net assets at end of year	$25,621,221	$6,531,192	$5,144,686	$3,541,822	$7,830,091

Accumulation unit activity(2)
Units outstanding at beginning of year	6,068,036	2,706,262	1,201,559	3,921,608	3,769,702
Units purchased	937,925	450,482	81,421	211,293	1,570,318
Units redeemed	(563,200)	(136,444)	(44,181)	(447,081)	(194,697)
Units outstanding at end of year	6,442,761	3,020,300	1,238,799	3,685,820	5,145,323

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

52	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,078,771)	$(1,438,810)	$(130,515)	$(118,895)	$(20,867)
Net realized gain (loss) on sales of investments	10,509,183	15,379,215	1,031,950	806,958	140,801
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	30,747,907	33,127,108	1,870,583	1,725,661	292,344
Net increase (decrease) in net assets resulting from operations	40,178,319	47,067,513	2,772,018	2,413,724	412,278

Contract transactions
Contract purchase payments	20,458,356	12,846,925	856,170	1,096,819	51,595
Net transfers(1)	(9,373,503)	(15,723,706)	16,062,250	7,588,241	3,054,542
Transfers for policy loans	(985,816)	123,063	(485,913)	(84,751)	705
Policy charges	(5,832,976)	(5,482,910)	(807,332)	(896,498)	(114,575)
Contract terminations:
Surrender benefits	(9,086,420)	(15,636,540)	(1,722,167)	(3,219,998)	(57,398)
Death benefits	(59,216)	(19,724)	—	—	—
Increase (decrease) from contract transactions	(4,879,575)	(23,892,892)	13,903,008	4,483,813	2,934,869
Net assets at beginning of year	288,957,733	351,735,992	16,251,422	22,424,011	3,491,880
Net assets at end of year	$324,256,477	$374,910,613	$32,926,448	$29,321,548	$6,839,027

Accumulation unit activity(2)
Units outstanding at beginning of year	148,098,773	177,280,775	11,798,369	16,343,789	2,952,215
Units purchased	16,070,427	8,604,406	12,200,425	6,160,928	2,660,603
Units redeemed	(18,571,831)	(20,492,696)	(2,146,998)	(2,961,660)	(263,180)
Units outstanding at end of year	145,597,369	165,392,485	21,851,796	19,543,057	5,349,638

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(26,906)	$(164,160)	$(152,043)	$(1,957,961)	$(2,708,232)
Net realized gain (loss) on sales of investments	104,535	1,894,644	846,538	15,308,205	22,204,544
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	486,406	3,340,065	3,196,823	32,681,660	46,326,263
Net increase (decrease) in net assets resulting from operations	564,035	5,070,549	3,891,318	46,031,904	65,822,575

Contract transactions
Contract purchase payments	158,235	3,230,994	2,200,556	18,277,408	20,630,192
Net transfers(1)	1,607,402	(5,317,628)	3,742,667	1,332,333	(9,576,972)
Transfers for policy loans	(24,230)	263,419	(94,762)	(631,889)	(3,033,433)
Policy charges	(192,421)	(881,380)	(1,100,074)	(12,611,312)	(18,709,056)
Contract terminations:
Surrender benefits	(163,391)	(1,978,281)	(1,151,537)	(15,255,060)	(29,302,375)
Death benefits	—	—	—	(65,523)	(518,468)
Increase (decrease) from contract transactions	1,385,595	(4,682,876)	3,596,850	(8,954,043)	(40,510,112)
Net assets at beginning of year	5,087,783	49,401,197	37,298,118	383,236,899	583,299,690
Net assets at end of year	$7,037,413	$49,788,870	$44,786,286	$420,314,760	$608,612,153

Accumulation unit activity(2)
Units outstanding at beginning of year	4,190,999	38,882,662	29,853,158	227,792,935	343,553,336
Units purchased	1,462,433	2,783,803	6,208,863	25,707,808	21,024,704
Units redeemed	(307,074)	(6,423,474)	(3,533,052)	(30,846,944)	(45,106,748)
Units outstanding at end of year	5,346,358	35,242,991	32,528,969	222,653,799	319,471,292

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

54	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(2,628,604)	$(4,415,033)	$(290,124)	$(377,452)	$(28,304)
Net realized gain (loss) on sales of investments	29,930,983	37,318,461	2,477,461	3,453,310	324,324
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	58,039,009	95,553,038	3,802,199	5,475,538	580,533
Net increase (decrease) in net assets resulting from operations	85,341,388	128,456,466	5,989,536	8,551,396	876,553

Contract transactions
Contract purchase payments	44,362,985	38,193,922	2,295,677	2,693,921	180,748
Net transfers(1)	(22,804,313)	(44,118,350)	9,822,935	2,015,606	(399,082)
Transfers for policy loans	(2,125,288)	(3,434,470)	(690,522)	(517,400)	(47,297)
Policy charges	(17,326,387)	(20,765,845)	(2,161,223)	(3,011,619)	(123,757)
Contract terminations:
Surrender benefits	(20,109,377)	(46,482,023)	(2,473,451)	(3,376,721)	(97,560)
Death benefits	(182,271)	(310,251)	(3,118)	(41,382)	—
Increase (decrease) from contract transactions	(18,184,651)	(76,917,017)	6,790,298	(2,237,595)	(486,948)
Net assets at beginning of year	659,244,549	1,037,870,438	49,590,636	75,729,262	5,885,207
Net assets at end of year	$726,401,286	$1,089,409,887	$62,370,470	$82,043,063	$6,274,812

Accumulation unit activity(2)
Units outstanding at beginning of year	366,783,649	566,475,289	32,291,182	49,660,174	2,154,385
Units purchased	44,042,816	21,002,329	8,131,931	5,181,449	67,676
Units redeemed	(53,532,403)	(63,572,995)	(3,477,563)	(5,892,348)	(292,975)
Units outstanding at end of year	357,294,062	523,904,623	36,945,550	48,949,275	1,929,086

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(48,365)	$1,197,898	$(510,170)
Net realized gain (loss) on sales of investments	100,342	(2,517,164)	(4,133,329)
Distributions from capital gains	—	2,824,042	11,328,761
Net change in unrealized appreciation or depreciation of investments	399,277	8,388,441	17,132,116
Net increase (decrease) in net assets resulting from operations	451,254	9,893,217	23,817,378

Contract transactions
Contract purchase payments	504,143	2,928,043	3,166,760
Net transfers(1)	(2,768)	(7,466,387)	(7,975,319)
Transfers for policy loans	(12,380)	117,988	(347,076)
Policy charges	(300,931)	(1,955,880)	(2,545,624)
Contract terminations:
Surrender benefits	(553,540)	(3,402,887)	(4,017,703)
Death benefits	—	(5,704)	(26,272)
Increase (decrease) from contract transactions	(365,476)	(9,784,827)	(11,745,234)
Net assets at beginning of year	13,740,347	89,411,897	115,353,315
Net assets at end of year	$13,826,125	$89,520,287	$127,425,459

Accumulation unit activity(2)
Units outstanding at beginning of year	5,162,183	32,682,631	26,201,713
Units purchased	291,644	1,307,905	784,476
Units redeemed	(455,921)	(4,928,615)	(3,396,391)
Units outstanding at end of year	4,997,906	29,061,921	23,589,798

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

56	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource® Single Premium Variable Life Insurance (SPVL) policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through SPVL policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under SPVL policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through SPVL.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2 (previously Wells Fargo VT Index Asset Allocation Fund – Class 2)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2 (previously Wells Fargo VT International Equity Fund – Class 2)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2 (previously Wells Fargo VT Opportunity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio(1)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	57

Division	Fund
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares(2) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares)
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares (renamed to Invesco V.I. EQV International Equity Fund, Series II Shares effective sometime during the second quarter 2022)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA (renamed to Wanger Acorn effective sometime during the second quarter 2022)

(1)	Effective October 15, 2021, the portfolio performed a reverse share split. Shareholders of the portfolio received 1 share in exchange for every 6 shares of the portfolio owned.
(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

58	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the policy.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a change may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For SPVL policies, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and charges for any optional insurance benefits provided by rider for the policy month. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

This product may also charge a no lapse guarantee charge.

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	59

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$82,150
AB VPS Gro & Inc, Cl B	3,192,284
AB VPS Intl Val, Cl B	2,845,532
AB VPS Lg Cap Gro, Cl B	14,631,320
Allspg VT Index Asset Alloc, Cl 2	3,006,904
Allspg VT Intl Eq, Cl 2	2,401,921
Allspg VT Opp, Cl 2	1,634,050
Allspg VT Sm Cap Gro, Cl 2	9,697,999
ALPS Alerian Engy Infr, Class III	3,803,526
AC VP Intl, Cl II	2,320,377
AC VP Val, Cl II	3,885,424
BlackRock Global Alloc, Cl III	5,229,981
Calvert VP SRI Bal, Cl I	2,923,360
Col VP Bal, Cl 3	12,552,743
Col VP Disciplined Core, Cl 3	3,632,261
Col VP Divd Opp, Cl 3	3,077,637
Col VP Emer Mkts, Cl 3	10,672,651
Col VP Global Strategic Inc, Cl 3	3,145,076
Col VP Govt Money Mkt, Cl 3	11,982,209
Col VP Hi Yield Bond, Cl 3	7,344,067
Col VP Inc Opp, Cl 3	3,676,715
Col VP Inter Bond, Cl 3	20,374,304
Col VP Lg Cap Gro, Cl 3	6,493,682
Col VP Lg Cap Index, Cl 3	15,638,910
Col VP Limited Duration Cr, Cl 2	4,633,993
Col VP Mid Cap Gro, Cl 3	2,272,795
Col VP Overseas Core, Cl 3	4,463,497
Col VP Select Lg Cap Val, Cl 3	11,520,782
Col VP Select Mid Cap Val, Cl 3	4,541,557
Col VP Select Sm Cap Val, Cl 3	3,974,734
Col VP US Govt Mtge, Cl 3	4,018,469
CS Commodity Return	2,132,960
CTIVP BR Gl Infl Prot Sec, Cl 3	3,507,226
CTIVP Vty Sycamore Estb Val, Cl 3	9,054,662
Del Ivy VIP Asset Strategy, Cl II	575,251
DWS Alt Asset Alloc VIP, Cl B	1,898,692
EV VT Floating-Rate Inc, Init Cl	5,605,342
Fid VIP Contrafund, Serv Cl 2	24,711,212
Fid VIP Gro & Inc, Serv Cl 2	4,196,221
Fid VIP Mid Cap, Serv Cl 2	18,626,321
Fid VIP Overseas, Serv Cl 2	2,899,318

Division	Purchases
Frank Global Real Est, Cl 2	$3,822,183
Frank Inc, Cl 2	1,696,847
Frank Mutual Shares, Cl 2	1,286,250
Frank Sm Cap Val, Cl 2	8,854,487
GS VIT Mid Cap Val, Inst	14,909,660
GS VIT Multi-Strategy Alt, Advisor	659,890
GS VIT U.S. Eq Insights, Inst	16,094,697
Invesco VI Am Fran, Ser II	3,189,812
Invesco VI Bal Risk Alloc, Ser II	1,251,338
Invesco VI Comstock, Ser II	1,657,620
Invesco VI Dis Mid Cap Gro, Ser I	3,551,768
Invesco VI Div Divd, Ser I	1,849,865
Invesco VI Global, Ser II	5,939,983
Invesco VI Gbl Strat Inc, Ser II	4,682,908
Invesco VI Intl Gro, Ser II	3,957,208
Invesco VI Mn St Sm Cap, Ser II	5,614,695
Invesco VI Tech, Ser I	4,075,822
Janus Hend VIT Gbl Tech Innov, Srv	11,676,586
Janus Henderson VIT Overseas, Serv	3,168,324
Janus Henderson VIT Res, Serv	3,048,403
Lazard Ret Global Dyn MA, Serv	348,247
MFS Mass Inv Gro Stock, Serv Cl	8,358,323
MFS New Dis, Serv Cl	10,862,736
MFS Utilities, Serv Cl	2,791,513
MS VIF Dis, Cl II	32,671,817
MS VIF Global Real Est, Cl II	2,120,280
NB AMT US Eq Index PW Strat, Cl S	232,934
PIMCO VIT All Asset, Advisor Cl	2,239,471
PIMCO VIT Tot Return, Advisor Cl	3,644,892
Put VT Global Hlth Care, Cl IB	4,627,990
Put VT Intl Eq, Cl IB	1,939,774
Put VT Sus Leaders, Cl IB	1,381,385
Temp Global Bond, Cl 2	559,444
VanEck VIP Global Gold, Cl S	1,850,704
VP Aggr, Cl 2	50,586,706
VP Aggr, Cl 4	14,222,691
VP Conserv, Cl 2	8,410,241
VP Conserv, Cl 4	2,537,182
VP Man Vol Conserv, Cl 2	461,357
VP Man Vol Conserv Gro, Cl 2	907,114
VP Man Vol Gro, Cl 2	7,001,976

60	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

Division	Purchases
VP Man Vol Mod Gro, Cl 2	$5,639,891
VP Mod, Cl 2	50,975,699
VP Mod, Cl 4	19,237,462
VP Mod Aggr, Cl 2	101,956,991
VP Mod Aggr, Cl 4	20,105,596
VP Mod Conserv, Cl 2	8,283,103

Division	Purchases
VP Mod Conserv, Cl 4	$3,515,806
VP Ptnrs Core Eq, Cl 3	694,561
VP Ptnrs Sm Cap Val, Cl 3	1,536,269
Wanger Intl	5,124,401
Wanger USA	6,889,389

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	339	$1.54	to	$1.34	$501	1.50%	0.00%	to	0.90%	9.28%	to	8.30%
2020	372	$1.41	to	$1.24	$504	1.35%	0.00%	to	0.90%	4.86%	to	3.92%
2019	604	$1.34	to	$1.19	$791	1.86%	0.00%	to	0.90%	15.24%	to	14.21%
2018	620	$1.16	to	$1.05	$703	1.97%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	304	$1.26	to	$1.14	$363	2.28%	0.00%	to	0.90%	14.32%	to	13.30%
AB VPS Gro & Inc, Cl B
2021	8,602	$2.93	to	$3.73	$35,943	0.64%	0.30%	to	0.90%	27.46%	to	26.69%
2020	8,839	$2.30	to	$2.94	$28,975	1.34%	0.30%	to	0.90%	2.17%	to	1.55%
2019	9,166	$2.25	to	$2.90	$29,458	1.04%	0.30%	to	0.90%	23.24%	to	22.50%
2018	8,870	$1.82	to	$2.36	$23,417	0.74%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	9,091	$1.94	to	$2.53	$25,513	1.24%	0.30%	to	0.90%	18.24%	to	17.54%
AB VPS Intl Val, Cl B
2021	21,577	$1.54	to	$1.87	$41,260	1.70%	0.30%	to	0.90%	10.52%	to	9.86%
2020	22,048	$1.39	to	$1.70	$38,291	1.55%	0.30%	to	0.90%	1.90%	to	1.29%
2019	23,116	$1.37	to	$1.68	$39,382	0.81%	0.30%	to	0.90%	16.44%	to	15.74%
2018	24,431	$1.17	to	$1.45	$35,752	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	25,595	$1.53	to	$1.90	$48,930	1.99%	0.30%	to	0.90%	24.72%	to	23.98%
AB VPS Lg Cap Gro, Cl B
2021	11,122	$5.61	to	$5.32	$77,132	—	0.00%	to	0.90%	28.65%	to	27.50%
2020	11,217	$4.36	to	$4.17	$60,424	—	0.00%	to	0.90%	35.15%	to	33.94%
2019	9,516	$3.23	to	$3.11	$37,472	—	0.00%	to	0.90%	34.37%	to	33.16%
2018	8,583	$2.40	to	$2.34	$25,217	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	7,628	$2.35	to	$2.31	$21,733	—	0.00%	to	0.90%	31.67%	to	30.50%
Allspg VT Index Asset Alloc, Cl 2
2021	6,216	$2.65	to	$3.84	$16,143	0.59%	0.30%	to	0.90%	15.65%	to	14.96%
2020	6,508	$2.29	to	$3.34	$14,723	0.82%	0.30%	to	0.90%	16.24%	to	15.54%
2019	6,169	$1.97	to	$2.89	$12,351	1.10%	0.30%	to	0.90%	19.80%	to	19.08%
2018	6,290	$1.65	to	$2.43	$10,611	0.97%	0.30%	to	0.90%	(3.19%)	to	(3.78%)
2017	6,481	$1.70	to	$2.53	$11,595	0.75%	0.30%	to	0.90%	11.91%	to	11.24%
Allspg VT Intl Eq, Cl 2
2021	10,506	$1.63	to	$2.11	$22,245	1.07%	0.30%	to	0.90%	6.55%	to	5.91%
2020	10,326	$1.53	to	$1.99	$20,835	2.53%	0.30%	to	0.90%	4.62%	to	3.99%
2019	11,303	$1.46	to	$1.92	$21,850	3.69%	0.30%	to	0.90%	15.14%	to	14.45%
2018	11,856	$1.27	to	$1.68	$20,111	11.34%	0.30%	to	0.90%	(17.53%)	to	(18.03%)
2017	12,157	$1.54	to	$2.04	$25,133	2.78%	0.30%	to	0.90%	23.97%	to	23.23%
Allspg VT Opp, Cl 2
2021	3,460	$3.70	to	$5.56	$18,792	0.04%	0.00%	to	0.90%	24.78%	to	23.66%
2020	3,782	$2.97	to	$4.50	$16,538	0.44%	0.00%	to	0.90%	21.01%	to	19.92%
2019	4,163	$2.45	to	$3.75	$15,344	0.28%	0.00%	to	0.90%	31.46%	to	30.29%
2018	4,554	$1.87	to	$2.88	$12,901	0.18%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	4,969	$2.01	to	$3.13	$15,483	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
Allspg VT Sm Cap Gro, Cl 2
2021	6,492	$4.14	to	$7.18	$38,115	—	0.00%	to	0.90%	7.64%	to	6.68%
2020	6,635	$3.85	to	$6.73	$37,277	—	0.00%	to	0.90%	57.78%	to	56.37%
2019	6,010	$2.44	to	$4.30	$21,973	—	0.00%	to	0.90%	24.83%	to	23.71%
2018	6,750	$1.95	to	$3.48	$20,205	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	5,580	$1.93	to	$3.46	$17,217	—	0.00%	to	0.90%	25.86%	to	24.73%

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
ALPS Alerian Engy Infr, Class III
2021	9,385	$1.05	to	$0.80	$8,265	2.22%	0.00%	to	0.90%	37.78%	to	36.54%
2020	7,533	$0.77	to	$0.59	$4,778	2.74%	0.00%	to	0.90%	(25.12%)	to	(25.80%)
2019	8,472	$1.02	to	$0.79	$7,152	1.60%	0.00%	to	0.90%	20.41%	to	19.33%
2018	9,081	$0.85	to	$0.66	$6,355	1.82%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	9,249	$1.05	to	$0.82	$8,003	1.80%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
AC VP Intl, Cl II
2021	6,201	$2.18	to	$3.05	$13,509	0.01%	0.30%	to	0.90%	8.28%	to	7.63%
2020	5,964	$2.01	to	$2.83	$12,046	0.36%	0.30%	to	0.90%	25.28%	to	24.53%
2019	5,666	$1.61	to	$2.27	$9,179	0.75%	0.30%	to	0.90%	27.76%	to	26.99%
2018	6,777	$1.26	to	$1.79	$8,743	1.08%	0.30%	to	0.90%	(15.55%)	to	(16.06%)
2017	6,399	$1.49	to	$2.13	$9,815	0.72%	0.30%	to	0.90%	30.54%	to	29.76%
AC VP Val, Cl II
2021	14,552	$2.79	to	$3.85	$38,103	1.60%	0.00%	to	0.90%	24.28%	to	23.17%
2020	14,585	$2.24	to	$3.13	$30,988	2.18%	0.00%	to	0.90%	0.83%	to	(0.07%)
2019	15,441	$2.23	to	$3.13	$32,823	1.96%	0.00%	to	0.90%	26.92%	to	25.78%
2018	16,527	$1.75	to	$2.49	$27,978	1.50%	0.00%	to	0.90%	(9.28%)	to	(10.09%)
2017	17,556	$1.93	to	$2.77	$33,212	1.51%	0.00%	to	0.90%	8.58%	to	7.60%
BlackRock Global Alloc, Cl III
2021	8,960	$1.97	to	$1.51	$14,741	0.84%	0.00%	to	0.90%	6.41%	to	5.46%
2020	8,664	$1.85	to	$1.44	$13,455	1.31%	0.00%	to	0.90%	20.71%	to	19.63%
2019	9,575	$1.53	to	$1.20	$12,326	1.27%	0.00%	to	0.90%	17.75%	to	16.70%
2018	10,342	$1.30	to	$1.03	$11,274	0.86%	0.00%	to	0.90%	(7.58%)	to	(8.41%)
2017	10,065	$1.41	to	$1.12	$11,792	1.43%	0.00%	to	0.90%	13.71%	to	12.69%
Calvert VP SRI Bal, Cl I
2021	5,131	$2.40	to	$2.75	$17,155	1.18%	0.30%	to	0.90%	14.77%	to	14.08%
2020	4,878	$2.09	to	$2.41	$14,181	1.58%	0.30%	to	0.90%	14.91%	to	14.22%
2019	4,308	$1.82	to	$2.11	$10,925	1.64%	0.30%	to	0.90%	24.03%	to	23.29%
2018	3,608	$1.47	to	$1.71	$7,311	1.75%	0.30%	to	0.90%	(2.96%)	to	(3.55%)
2017	3,368	$1.51	to	$1.77	$7,093	1.99%	0.30%	to	0.90%	11.66%	to	10.99%
Col VP Bal, Cl 3
2021	75,552	$2.66	to	$2.92	$245,549	—	0.00%	to	0.90%	14.74%	to	13.71%
2020	78,112	$2.32	to	$2.57	$221,528	—	0.00%	to	0.90%	17.59%	to	16.53%
2019	80,271	$1.97	to	$2.20	$193,548	—	0.00%	to	0.90%	22.78%	to	21.68%
2018	86,317	$1.60	to	$1.81	$169,991	—	0.00%	to	0.90%	(5.89%)	to	(6.74%)
2017	92,846	$1.70	to	$1.94	$195,459	—	0.00%	to	0.90%	14.52%	to	13.50%
Col VP Disciplined Core, Cl 3
2021	99,082	$3.65	to	$2.95	$377,759	—	0.30%	to	0.90%	32.17%	to	31.38%
2020	107,057	$2.76	to	$2.24	$308,477	—	0.30%	to	0.90%	13.64%	to	12.96%
2019	117,025	$2.43	to	$1.99	$297,717	—	0.30%	to	0.90%	24.26%	to	23.52%
2018	130,718	$1.96	to	$1.61	$267,129	—	0.30%	to	0.90%	(4.03%)	to	(4.60%)
2017	144,302	$2.04	to	$1.69	$307,465	—	0.30%	to	0.90%	23.85%	to	23.11%
Col VP Divd Opp, Cl 3
2021	55,539	$2.55	to	$4.14	$217,215	—	0.30%	to	0.90%	25.64%	to	24.89%
2020	58,981	$2.03	to	$3.32	$184,016	—	0.30%	to	0.90%	0.72%	to	0.12%
2019	64,372	$2.02	to	$3.31	$200,604	—	0.30%	to	0.90%	23.55%	to	22.81%
2018	69,418	$1.63	to	$2.70	$175,842	—	0.30%	to	0.90%	(6.15%)	to	(6.72%)
2017	76,997	$1.74	to	$2.89	$209,234	—	0.30%	to	0.90%	13.94%	to	13.26%
Col VP Emer Mkts, Cl 3
2021	20,489	$1.77	to	$4.07	$59,340	0.96%	0.30%	to	0.90%	(7.61%)	to	(8.16%)
2020	19,482	$1.92	to	$4.43	$62,312	0.55%	0.30%	to	0.90%	32.96%	to	32.17%
2019	21,111	$1.44	to	$3.35	$51,169	0.17%	0.30%	to	0.90%	31.04%	to	30.25%
2018	22,418	$1.10	to	$2.57	$42,024	0.46%	0.30%	to	0.90%	(21.81%)	to	(22.29%)
2017	22,826	$1.41	to	$3.31	$56,003	0.09%	0.30%	to	0.90%	46.62%	to	45.74%
Col VP Global Strategic Inc, Cl 3
2021	15,544	$0.99	to	$1.87	$19,785	3.78%	0.30%	to	0.90%	0.84%	to	0.23%
2020	15,975	$0.98	to	$1.87	$20,343	5.05%	0.30%	to	0.90%	4.36%	to	3.74%
2019	16,008	$0.94	to	$1.80	$19,641	—	0.30%	to	0.90%	10.58%	to	9.91%
2018	15,688	$0.85	to	$1.64	$17,710	4.24%	0.30%	to	0.90%	(5.62%)	to	(6.19%)
2017	17,075	$0.90	to	$1.75	$20,798	—	0.30%	to	0.90%	5.46%	to	4.83%

62	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 3
2021	42,780	$1.03	to	$1.08	$42,769	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.87%)
2020	49,065	$1.03	to	$1.09	$49,384	0.20%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	37,229	$1.03	to	$1.10	$37,658	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	38,436	$1.01	to	$1.09	$38,547	1.36%	0.20%	to	0.90%	1.17%		to	0.47%
2017	42,266	$1.00	to	$1.09	$42,162	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
Col VP Hi Yield Bond, Cl 3
2021	19,746	$1.61	to	$3.20	$53,387	4.95%	0.30%	to	0.90%	4.55%		to	3.92%
2020	19,746	$1.54	to	$3.08	$51,630	5.68%	0.30%	to	0.90%	6.23%		to	5.59%
2019	21,303	$1.45	to	$2.91	$52,931	5.78%	0.30%	to	0.90%	16.37%		to	15.67%
2018	22,533	$1.25	to	$2.52	$48,252	5.53%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	25,316	$1.30	to	$2.65	$57,290	5.40%	0.30%	to	0.90%	6.09%		to	5.45%
Col VP Inc Opp, Cl 3
2021	8,058	$1.56	to	$2.41	$18,527	8.96%	0.30%	to	0.90%	4.17%		to	3.54%
2020	8,187	$1.50	to	$2.33	$18,315	4.57%	0.30%	to	0.90%	5.42%		to	4.79%
2019	9,469	$1.42	to	$2.22	$20,217	4.90%	0.30%	to	0.90%	15.88%		to	15.19%
2018	9,632	$1.23	to	$1.93	$17,907	4.87%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	11,844	$1.28	to	$2.02	$23,430	6.09%	0.30%	to	0.90%	6.07%		to	5.43%
Col VP Inter Bond, Cl 3
2021	60,520	$1.33	to	$2.25	$108,129	3.17%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	61,659	$1.34	to	$2.28	$112,164	2.76%	0.30%	to	0.90%	12.11%		to	11.44%
2019	57,052	$1.20	to	$2.05	$93,770	3.08%	0.30%	to	0.90%	8.79%		to	8.14%
2018	56,412	$1.10	to	$1.89	$85,880	2.22%	0.30%	to	0.90%	(0.04%)		to	(0.64%)
2017	61,383	$1.10	to	$1.91	$94,676	2.67%	0.30%	to	0.90%	3.42%		to	2.80%
Col VP Lg Cap Gro, Cl 3
2021	17,354	$4.63	to	$2.61	$103,000	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	18,422	$3.61	to	$2.05	$83,570	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	18,686	$2.69	to	$1.54	$62,956	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	21,072	$1.99	to	$1.14	$51,873	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	23,195	$2.08	to	$1.20	$58,878	—	0.30%	to	0.90%	27.56%		to	26.80%
Col VP Lg Cap Index, Cl 3
2021	34,652	$3.91	to	$3.72	$171,763	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	34,094	$3.05	to	$2.93	$132,339	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	35,383	$2.58	to	$2.50	$117,211	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	36,453	$1.97	to	$1.93	$92,629	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
2017	35,936	$2.07	to	$2.05	$96,909	—	0.00%	to	0.90%	21.29%		to	20.20%
Col VP Limited Duration Cr, Cl 2
2021	12,445	$1.21	to	$1.05	$13,533	1.36%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	12,848	$1.22	to	$1.06	$14,161	2.59%	0.00%	to	0.90%	5.57%		to	4.62%
2019	7,025	$1.16	to	$1.02	$7,378	2.12%	0.00%	to	0.90%	7.47%		to	6.50%
2018	4,748	$1.08	to	$0.96	$4,658	1.58%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
2017	3,929	$1.08	to	$0.96	$3,869	2.10%	0.00%	to	0.90%	1.80%		to	0.89%
Col VP Mid Cap Gro, Cl 3
2021	4,327	$3.70	to	$4.90	$26,558	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	4,831	$3.19	to	$4.25	$25,490	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	4,675	$2.37	to	$3.17	$18,273	—	0.30%	to	0.90%	34.62%		to	33.81%
2018	5,129	$1.76	to	$2.37	$14,820	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
2017	5,459	$1.85	to	$2.51	$16,552	—	0.30%	to	0.90%	22.42%		to	21.69%
Col VP Overseas Core, Cl 3
2021	34,473	$1.79	to	$1.55	$64,481	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	36,440	$1.63	to	$1.43	$61,801	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	39,743	$1.51	to	$1.32	$61,964	1.96%	0.30%	to	0.90%	24.95%		to	24.20%
2018	44,069	$1.20	to	$1.06	$55,000	2.68%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
2017	48,797	$1.45	to	$1.29	$73,432	1.96%	0.30%	to	0.90%	26.99%		to	26.23%
Col VP Select Lg Cap Val, Cl 3
2021	7,418	$3.15	to	$3.57	$33,618	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	5,409	$2.50	to	$2.85	$19,128	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	5,651	$2.35	to	$2.69	$18,409	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	5,821	$1.86	to	$2.15	$15,015	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
2017	4,985	$2.13	to	$2.47	$14,543	—	0.30%	to	0.90%	20.44%		to	19.73%

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Val, Cl 3
2021	4,462	$3.06	to	$3.68	$20,499	—	0.30%	to	0.90%	31.74%	to	30.95%
2020	3,971	$2.32	to	$2.81	$13,386	—	0.30%	to	0.90%	7.09%	to	6.45%
2019	4,860	$2.17	to	$2.64	$15,381	—	0.30%	to	0.90%	31.03%	to	30.24%
2018	5,113	$1.65	to	$2.02	$12,349	—	0.30%	to	0.90%	(13.67%)	to	(14.18%)
2017	5,846	$1.92	to	$2.36	$15,927	—	0.30%	to	0.90%	13.05%	to	12.37%
Col VP Select Sm Cap Val, Cl 3
2021	4,708	$2.89	to	$4.19	$22,617	—	0.30%	to	0.90%	30.41%	to	29.63%
2020	4,250	$2.21	to	$3.24	$15,664	—	0.30%	to	0.90%	8.73%	to	8.08%
2019	4,561	$2.04	to	$2.99	$15,582	—	0.30%	to	0.90%	17.23%	to	16.53%
2018	4,965	$1.74	to	$2.57	$14,494	—	0.30%	to	0.90%	(12.96%)	to	(13.48%)
2017	5,313	$2.00	to	$2.97	$17,913	—	0.30%	to	0.90%	11.86%	to	11.20%
Col VP US Govt Mtge, Cl 3
2021	15,981	$1.22	to	$1.55	$21,281	1.91%	0.30%	to	0.90%	(1.36%)	to	(1.96%)
2020	16,767	$1.24	to	$1.58	$22,823	2.52%	0.30%	to	0.90%	4.64%	to	4.01%
2019	15,922	$1.18	to	$1.52	$20,799	2.66%	0.30%	to	0.90%	6.30%	to	5.66%
2018	16,363	$1.11	to	$1.44	$20,212	2.72%	0.30%	to	0.90%	1.41%	to	0.80%
2017	19,074	$1.10	to	$1.43	$23,460	2.81%	0.30%	to	0.90%	2.91%	to	2.29%
CS Commodity Return
2021	9,004	$0.71	to	$0.59	$7,062	4.94%	0.30%	to	0.90%	27.52%	to	26.75%
2020	8,330	$0.56	to	$0.46	$5,090	5.87%	0.30%	to	0.90%	(1.77%)	to	(2.36%)
2019	8,533	$0.57	to	$0.48	$5,309	0.88%	0.30%	to	0.90%	6.37%	to	5.73%
2018	8,774	$0.54	to	$0.45	$5,065	2.58%	0.30%	to	0.90%	(11.92%)	to	(12.46%)
2017	9,656	$0.61	to	$0.51	$6,247	9.11%	0.30%	to	0.90%	1.21%	to	0.61%
CTIVP BR Gl Infl Prot Sec, Cl 3
2021	8,801	$1.36	to	$1.70	$14,228	0.71%	0.30%	to	0.90%	4.16%	to	3.54%
2020	7,785	$1.30	to	$1.64	$12,147	0.56%	0.30%	to	0.90%	8.79%	to	8.14%
2019	7,497	$1.20	to	$1.52	$10,781	3.14%	0.30%	to	0.90%	7.49%	to	6.85%
2018	7,886	$1.11	to	$1.42	$10,627	—	0.30%	to	0.90%	(0.81%)	to	(1.41%)
2017	8,216	$1.12	to	$1.44	$11,277	2.36%	0.30%	to	0.90%	2.24%	to	1.63%
CTIVP Vty Sycamore Estb Val, Cl 3
2021	7,699	$3.43	to	$4.22	$39,080	—	0.30%	to	0.90%	31.35%	to	30.57%
2020	6,678	$2.61	to	$3.24	$25,714	—	0.30%	to	0.90%	7.58%	to	6.94%
2019	7,112	$2.43	to	$3.03	$25,362	—	0.30%	to	0.90%	27.63%	to	26.86%
2018	6,879	$1.90	to	$2.39	$19,277	—	0.30%	to	0.90%	(10.37%)	to	(10.91%)
2017	6,555	$2.12	to	$2.68	$20,583	—	0.30%	to	0.90%	15.38%	to	14.69%
Del Ivy VIP Asset Strategy, Cl II
2021	1,596	$1.58	to	$1.38	$2,370	1.60%	0.00%	to	0.90%	10.44%	to	9.45%
2020	1,630	$1.43	to	$1.26	$2,194	2.00%	0.00%	to	0.90%	13.88%	to	12.86%
2019	1,924	$1.26	to	$1.12	$2,263	2.26%	0.00%	to	0.90%	21.78%	to	20.69%
2018	1,865	$1.03	to	$0.93	$1,815	1.93%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
2017	1,692	$1.09	to	$0.99	$1,736	1.50%	0.00%	to	0.90%	18.27%	to	17.22%
DWS Alt Asset Alloc VIP, Cl B
2021	3,089	$1.38	to	$1.18	$3,916	1.48%	0.00%	to	0.90%	12.35%	to	11.34%
2020	1,960	$1.22	to	$1.06	$2,216	2.33%	0.00%	to	0.90%	5.32%	to	4.38%
2019	1,674	$1.16	to	$1.02	$1,794	3.30%	0.00%	to	0.90%	14.35%	to	13.32%
2018	1,458	$1.02	to	$0.90	$1,368	1.94%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	1,554	$1.12	to	$1.00	$1,614	2.00%	0.00%	to	0.90%	7.01%	to	6.05%
EV VT Floating-Rate Inc, Init Cl
2021	10,721	$1.29	to	$1.44	$18,368	2.89%	0.30%	to	0.90%	3.31%	to	2.70%
2020	8,979	$1.25	to	$1.40	$14,701	3.33%	0.30%	to	0.90%	1.69%	to	1.08%
2019	12,116	$1.23	to	$1.39	$19,738	4.32%	0.30%	to	0.90%	6.76%	to	6.12%
2018	16,692	$1.15	to	$1.31	$25,442	3.76%	0.30%	to	0.90%	(0.37%)	to	(0.97%)
2017	15,290	$1.15	to	$1.32	$23,189	3.26%	0.30%	to	0.90%	3.11%	to	2.49%
Fid VIP Contrafund, Serv Cl 2
2021	30,396	$4.00	to	$3.83	$155,608	0.03%	0.00%	to	0.90%	27.51%	to	26.37%
2020	32,483	$3.14	to	$3.03	$130,870	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	33,382	$2.41	to	$2.35	$103,408	0.21%	0.00%	to	0.90%	31.28%	to	30.10%
2018	36,232	$1.83	to	$1.80	$85,804	0.43%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	38,383	$1.96	to	$1.95	$96,718	0.78%	0.00%	to	0.90%	21.59%	to	20.50%

64	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Gro & Inc, Serv Cl 2
2021	14,106	$3.00	to	$4.13	$41,568	2.23%	0.30%	to	0.90%	25.26%	to	24.51%
2020	14,527	$2.40	to	$3.32	$34,236	1.94%	0.30%	to	0.90%	7.27%	to	6.63%
2019	15,461	$2.24	to	$3.11	$34,142	3.44%	0.30%	to	0.90%	29.29%	to	28.52%
2018	16,624	$1.73	to	$2.42	$28,518	0.19%	0.30%	to	0.90%	(9.47%)	to	(10.01%)
2017	17,733	$1.91	to	$2.69	$33,838	1.09%	0.30%	to	0.90%	16.26%	to	15.57%
Fid VIP Mid Cap, Serv Cl 2
2021	34,796	$3.09	to	$6.23	$101,328	0.36%	0.00%	to	0.90%	25.31%	to	24.19%
2020	36,516	$2.47	to	$5.02	$85,663	0.40%	0.00%	to	0.90%	17.87%	to	16.81%
2019	39,144	$2.09	to	$4.30	$78,860	0.67%	0.00%	to	0.90%	23.17%	to	22.07%
2018	41,372	$1.70	to	$3.52	$68,600	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
2017	42,656	$1.99	to	$4.17	$84,966	0.49%	0.00%	to	0.90%	20.54%	to	19.46%
Fid VIP Overseas, Serv Cl 2
2021	9,488	$2.31	to	$3.08	$21,671	0.33%	0.30%	to	0.90%	19.03%	to	18.32%
2020	9,503	$1.94	to	$2.61	$18,330	0.23%	0.30%	to	0.90%	14.99%	to	14.30%
2019	9,679	$1.69	to	$2.28	$16,362	1.54%	0.30%	to	0.90%	27.12%	to	26.36%
2018	9,947	$1.33	to	$1.80	$13,327	1.28%	0.30%	to	0.90%	(15.31%)	to	(15.82%)
2017	10,545	$1.57	to	$2.14	$16,888	1.25%	0.30%	to	0.90%	29.60%	to	28.83%
Frank Global Real Est, Cl 2
2021	16,713	$1.84	to	$3.67	$49,462	0.88%	0.30%	to	0.90%	26.41%	to	25.66%
2020	17,139	$1.45	to	$2.92	$40,414	3.26%	0.30%	to	0.90%	(5.67%)	to	(6.24%)
2019	18,319	$1.54	to	$3.11	$46,066	2.64%	0.30%	to	0.90%	22.01%	to	21.28%
2018	19,285	$1.26	to	$2.57	$40,249	2.62%	0.30%	to	0.90%	(7.06%)	to	(7.62%)
2017	20,907	$1.36	to	$2.78	$47,465	3.12%	0.30%	to	0.90%	10.14%	to	9.49%
Frank Inc, Cl 2
2021	4,438	$1.67	to	$1.37	$6,444	4.56%	0.00%	to	0.90%	16.76%	to	15.71%
2020	4,213	$1.43	to	$1.18	$5,263	6.04%	0.00%	to	0.90%	0.69%	to	(0.21%)
2019	5,909	$1.42	to	$1.18	$7,318	5.22%	0.00%	to	0.90%	16.06%	to	15.02%
2018	4,572	$1.22	to	$1.03	$4,896	4.83%	0.00%	to	0.90%	(4.30%)	to	(5.17%)
2017	4,742	$1.28	to	$1.08	$5,300	4.55%	0.00%	to	0.90%	9.67%	to	8.69%
Frank Mutual Shares, Cl 2
2021	6,441	$2.13	to	$2.75	$17,822	2.87%	0.00%	to	0.90%	19.17%	to	18.10%
2020	6,866	$1.79	to	$2.33	$16,017	2.79%	0.00%	to	0.90%	(5.04%)	to	(5.89%)
2019	7,714	$1.89	to	$2.47	$19,189	1.82%	0.00%	to	0.90%	22.57%	to	21.47%
2018	8,269	$1.54	to	$2.04	$16,908	2.37%	0.00%	to	0.90%	(9.07%)	to	(9.89%)
2017	9,228	$1.69	to	$2.26	$20,911	2.25%	0.00%	to	0.90%	8.35%	to	7.38%
Frank Sm Cap Val, Cl 2
2021	12,267	$2.98	to	$6.61	$52,655	1.01%	0.00%	to	0.90%	25.37%	to	24.24%
2020	11,315	$2.38	to	$5.32	$40,048	1.49%	0.00%	to	0.90%	5.19%	to	4.25%
2019	11,462	$2.26	to	$5.10	$39,541	1.05%	0.00%	to	0.90%	26.35%	to	25.22%
2018	11,878	$1.79	to	$4.08	$33,120	0.88%	0.00%	to	0.90%	(12.88%)	to	(13.66%)
2017	12,544	$2.06	to	$4.72	$41,035	0.51%	0.00%	to	0.90%	10.65%	to	9.66%
GS VIT Mid Cap Val, Inst
2021	20,047	$2.88	to	$7.78	$100,229	0.47%	0.30%	to	0.90%	30.56%	to	29.78%
2020	21,413	$2.20	to	$6.00	$82,944	0.64%	0.30%	to	0.90%	8.08%	to	7.43%
2019	23,536	$2.04	to	$5.58	$84,916	0.79%	0.30%	to	0.90%	31.13%	to	30.35%
2018	26,053	$1.55	to	$4.28	$72,093	1.28%	0.30%	to	0.90%	(10.73%)	to	(11.27%)
2017	28,937	$1.74	to	$4.83	$90,572	0.73%	0.30%	to	0.90%	10.74%	to	10.08%
GS VIT Multi-Strategy Alt, Advisor
2021	1,615	$1.10	to	$1.02	$1,738	1.51%	0.00%	to	0.90%	4.66%	to	3.72%
2020	1,174	$1.05	to	$0.99	$1,207	1.72%	0.00%	to	0.90%	6.58%	to	5.62%
2019	1,294	$0.98	to	$0.94	$1,243	2.61%	0.00%	to	0.90%	8.60%	to	7.63%
2018	1,250	$0.91	to	$0.87	$1,109	2.26%	0.00%	to	0.90%	(7.09%)	to	(7.93%)
2017	1,193	$0.97	to	$0.94	$1,139	2.12%	0.00%	to	0.90%	5.14%	to	4.20%
GS VIT U.S. Eq Insights, Inst
2021	11,927	$3.84	to	$3.66	$64,307	0.81%	0.30%	to	0.90%	29.02%	to	28.25%
2020	13,046	$2.98	to	$2.85	$53,952	0.87%	0.30%	to	0.90%	17.19%	to	16.49%
2019	14,289	$2.54	to	$2.45	$50,257	1.25%	0.30%	to	0.90%	24.83%	to	24.09%
2018	16,024	$2.03	to	$1.97	$44,897	1.22%	0.30%	to	0.90%	(6.48%)	to	(7.04%)
2017	16,929	$2.18	to	$2.12	$50,655	1.41%	0.30%	to	0.90%	23.70%	to	22.96%

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2021	4,376	$4.22	to	$3.81	$17,685	—	0.30%	to	0.90%	11.31%		to	10.65%
2020	4,675	$3.79	to	$3.44	$16,970	—	0.30%	to	0.90%	41.57%		to	40.73%
2019	4,783	$2.68	to	$2.44	$12,265	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	5,533	$1.97	to	$1.81	$10,437	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
2017	5,559	$2.05	to	$1.90	$10,952	—	0.30%	to	0.90%	26.65%		to	25.89%
Invesco VI Bal Risk Alloc, Ser II
2021	4,692	$1.60	to	$1.42	$6,929	3.00%	0.00%	to	0.90%	9.26%		to	8.28%
2020	4,984	$1.46	to	$1.31	$6,778	7.66%	0.00%	to	0.90%	9.99%		to	9.00%
2019	5,671	$1.33	to	$1.20	$7,026	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	5,306	$1.16	to	$1.06	$5,739	1.30%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	5,691	$1.24	to	$1.14	$6,610	4.03%	0.00%	to	0.90%	9.83%		to	8.85%
Invesco VI Comstock, Ser II
2021	2,550	$2.71	to	$2.46	$9,342	1.69%	0.30%	to	0.90%	32.65%		to	31.85%
2020	2,468	$2.05	to	$1.87	$6,736	2.04%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	2,967	$2.07	to	$1.90	$8,353	1.67%	0.30%	to	0.90%	24.57%		to	23.82%
2018	3,321	$1.67	to	$1.54	$7,509	1.41%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
2017	3,824	$1.91	to	$1.77	$9,519	1.93%	0.30%	to	0.90%	17.22%		to	16.52%
Invesco VI Dis Mid Cap Gro, Ser I
2021	10,665	$1.80	to	$1.78	$19,094	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	11,024	$1.51	to	$1.51	$16,654	0.05%	0.30%	to	0.90%	51.28	%(6)	to	50.66	%(6)
Invesco VI Div Divd, Ser I
2021	7,204	$2.54	to	$2.58	$19,078	2.14%	0.30%	to	0.90%	18.54%		to	17.83%
2020	8,203	$2.14	to	$2.19	$18,342	3.03%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	9,048	$2.15	to	$2.20	$20,296	2.87%	0.30%	to	0.90%	24.72%		to	23.97%
2018	9,647	$1.72	to	$1.78	$17,408	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	11,793	$1.87	to	$1.94	$23,160	1.70%	0.30%	to	0.90%	8.25%		to	7.60%
Invesco VI Global, Ser II
2021	8,266	$3.37	to	$3.79	$35,636	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	8,196	$2.92	to	$3.32	$30,817	0.46%	0.00%	to	0.90%	27.34%		to	26.20%
2019	8,141	$2.29	to	$2.63	$23,970	0.64%	0.00%	to	0.90%	31.45%		to	30.28%
2018	8,952	$1.75	to	$2.02	$20,340	0.75%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	8,565	$2.02	to	$2.35	$22,586	0.71%	0.00%	to	0.90%	36.32%		to	35.10%
Invesco VI Gbl Strat Inc, Ser II
2021	21,943	$1.19	to	$1.58	$33,769	4.29%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	22,178	$1.24	to	$1.66	$35,774	5.34%	0.00%	to	0.90%	2.99%		to	2.07%
2019	24,251	$1.20	to	$1.62	$38,201	3.39%	0.00%	to	0.90%	10.61%		to	9.61%
2018	25,782	$1.09	to	$1.48	$36,997	4.54%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	27,692	$1.14	to	$1.57	$42,335	1.98%	0.00%	to	0.90%	6.04%		to	5.08%
Invesco VI Intl Gro, Ser II
2021	9,836	$1.85	to	$1.63	$24,299	1.06%	0.30%	to	0.90%	5.29%		to	4.66%
2020	10,344	$1.76	to	$1.56	$24,077	2.13%	0.30%	to	0.90%	13.40%		to	12.72%
2019	11,516	$1.55	to	$1.38	$23,704	1.27%	0.30%	to	0.90%	27.85%		to	27.09%
2018	12,624	$1.21	to	$1.09	$20,029	1.75%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	14,709	$1.44	to	$1.29	$27,062	1.26%	0.30%	to	0.90%	22.36%		to	21.63%
Invesco VI Mn St Sm Cap, Ser II
2021	7,170	$3.42	to	$4.05	$32,012	0.18%	0.00%	to	0.90%	22.26%		to	21.17%
2020	7,297	$2.80	to	$3.34	$27,277	0.37%	0.00%	to	0.90%	19.63%		to	18.56%
2019	7,714	$2.34	to	$2.82	$24,402	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	8,093	$1.85	to	$2.25	$20,534	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	8,352	$2.07	to	$2.54	$24,088	0.65%	0.00%	to	0.90%	13.91%		to	12.89%
Invesco VI Tech, Ser I
2021	3,297	$4.51	to	$5.40	$22,281	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	3,462	$3.95	to	$4.76	$20,536	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	2,826	$2.71	to	$3.29	$11,505	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	3,089	$2.00	to	$2.44	$9,309	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	3,215	$2.02	to	$2.47	$9,530	—	0.30%	to	0.90%	34.73%		to	33.93%

66	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Hend VIT Gbl Tech Innov, Srv
2021	6,625	$6.64	to	$3.75	$59,305	0.11%	0.30%	to	0.90%	17.39%	to	16.69%
2020	7,289	$5.66	to	$3.21	$53,739	—	0.30%	to	0.90%	50.28%	to	49.38%
2019	7,220	$3.77	to	$2.15	$34,159	—	0.30%	to	0.90%	44.38%	to	43.52%
2018	7,750	$2.61	to	$1.50	$24,345	—	0.30%	to	0.90%	0.61%	to	0.00%
2017	8,044	$2.59	to	$1.50	$24,274	—	0.30%	to	0.90%	44.48%	to	43.62%
Janus Henderson VIT Overseas, Serv
2021	17,623	$1.66	to	$2.01	$41,478	1.04%	0.30%	to	0.90%	12.95%	to	12.27%
2020	17,853	$1.47	to	$1.79	$37,284	1.21%	0.30%	to	0.90%	15.68%	to	14.98%
2019	19,652	$1.27	to	$1.56	$35,591	1.83%	0.30%	to	0.90%	26.33%	to	25.57%
2018	21,452	$1.01	to	$1.24	$30,707	1.65%	0.30%	to	0.90%	(15.39%)	to	(15.90%)
2017	22,471	$1.19	to	$1.48	$38,147	1.59%	0.30%	to	0.90%	30.41%	to	29.64%
Janus Henderson VIT Res, Serv
2021	3,568	$4.20	to	$3.94	$18,747	0.02%	0.00%	to	0.90%	20.05%	to	18.97%
2020	3,601	$3.50	to	$3.31	$15,839	0.22%	0.00%	to	0.90%	32.57%	to	31.39%
2019	3,750	$2.64	to	$2.52	$12,617	0.31%	0.00%	to	0.90%	35.23%	to	34.01%
2018	4,168	$1.95	to	$1.88	$10,313	0.36%	0.00%	to	0.90%	(2.84%)	to	(3.71%)
2017	4,434	$2.01	to	$1.95	$11,178	0.24%	0.00%	to	0.90%	27.56%	to	26.42%
Lazard Ret Global Dyn MA, Serv
2021	1,215	$1.69	to	$1.43	$1,850	2.79%	0.00%	to	0.90%	11.94%	to	10.93%
2020	1,966	$1.51	to	$1.29	$2,667	0.60%	0.00%	to	0.90%	0.81%	to	(0.10%)
2019	2,202	$1.50	to	$1.29	$2,952	0.05%	0.00%	to	0.90%	17.79%	to	16.73%
2018	2,416	$1.27	to	$1.11	$2,753	1.45%	0.00%	to	0.90%	(6.57%)	to	(7.41%)
2017	1,648	$1.36	to	$1.20	$2,026	—	0.00%	to	0.90%	20.53%	to	19.45%
MFS Mass Inv Gro Stock, Serv Cl
2021	19,515	$2.82	to	$2.71	$54,276	0.03%	0.30%	to	0.90%	25.28%	to	24.53%
2020	21,364	$2.25	to	$2.17	$47,491	0.22%	0.30%	to	0.90%	21.83%	to	21.10%
2019	22,675	$1.85	to	$1.79	$41,453	0.34%	0.30%	to	0.90%	39.17%	to	38.33%
2018	24,244	$1.33	to	$1.30	$31,898	0.33%	0.30%	to	0.90%	0.27%	to	(0.33%)
2017	27,149	$1.32	to	$1.30	$35,688	0.42%	0.30%	to	0.90%	27.72%	to	26.96%
MFS New Dis, Serv Cl
2021	5,906	$3.55	to	$4.65	$39,453	—	0.30%	to	0.90%	1.27%	to	0.66%
2020	6,018	$3.50	to	$4.62	$39,984	—	0.30%	to	0.90%	45.15%	to	44.28%
2019	6,154	$2.41	to	$3.20	$28,454	—	0.30%	to	0.90%	40.85%	to	40.01%
2018	6,336	$1.71	to	$2.28	$20,826	—	0.30%	to	0.90%	(2.01%)	to	(2.60%)
2017	6,766	$1.75	to	$2.35	$22,794	—	0.30%	to	0.90%	25.95%	to	25.20%
MFS Utilities, Serv Cl
2021	7,307	$2.33	to	$6.42	$24,415	1.53%	0.00%	to	0.90%	13.82%	to	12.80%
2020	7,495	$2.05	to	$5.69	$22,350	2.21%	0.00%	to	0.90%	5.62%	to	4.67%
2019	8,490	$1.94	to	$5.44	$24,381	3.79%	0.00%	to	0.90%	24.80%	to	23.68%
2018	8,556	$1.55	to	$4.40	$20,516	0.84%	0.00%	to	0.90%	0.81%	to	(0.10%)
2017	9,358	$1.54	to	$4.40	$22,959	4.11%	0.00%	to	0.90%	14.49%	to	13.47%
MS VIF Dis, Cl II
2021	5,974	$6.02	to	$6.15	$46,836	—	0.00%	to	0.90%	(11.19%)	to	(11.99%)
2020	6,550	$6.78	to	$6.98	$58,195	—	0.00%	to	0.90%	152.04%	to	149.79%
2019	4,958	$2.69	to	$2.80	$17,875	—	0.00%	to	0.90%	39.97%	to	38.71%
2018	4,343	$1.92	to	$2.02	$11,205	—	0.00%	to	0.90%	10.53%	to	9.53%
2017	3,218	$1.74	to	$1.84	$7,487	—	0.00%	to	0.90%	38.60%	to	37.36%
MS VIF Global Real Est, Cl II
2021	4,169	$1.52	to	$1.28	$9,239	2.23%	0.30%	to	0.90%	23.46%	to	22.72%
2020	4,040	$1.23	to	$1.04	$6,830	4.30%	0.30%	to	0.90%	(15.11%)	to	(15.62%)
2019	5,039	$1.45	to	$1.24	$9,894	2.59%	0.30%	to	0.90%	17.70%	to	17.00%
2018	4,762	$1.24	to	$1.06	$8,102	3.13%	0.30%	to	0.90%	(8.48%)	to	(9.03%)
2017	5,698	$1.35	to	$1.16	$10,115	2.42%	0.30%	to	0.90%	9.38%	to	8.73%
NB AMT US Eq Index PW Strat, Cl S
2021	502	$1.37	to	$1.28	$670	0.32%	0.00%	to	0.90%	17.94%	to	16.89%
2020	444	$1.16	to	$1.09	$503	0.83%	0.00%	to	0.90%	8.26%	to	7.29%
2019	419	$1.07	to	$1.02	$440	0.14%	0.00%	to	0.90%	15.26%	to	14.22%
2018	526	$0.93	to	$0.89	$480	—	0.00%	to	0.90%	(6.78%)	to	(7.62%)
2017	530	$1.00	to	$0.97	$519	—	0.00%	to	0.90%	6.68%	to	5.72%

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT All Asset, Advisor Cl
2021	6,552	$1.60	to	$1.94	$13,665	10.90%	0.00%	to	0.90%	16.04%	to	15.00%
2020	7,112	$1.38	to	$1.68	$12,828	4.84%	0.00%	to	0.90%	7.91%	to	6.94%
2019	8,557	$1.28	to	$1.57	$14,439	2.81%	0.00%	to	0.90%	11.74%	to	10.74%
2018	9,330	$1.15	to	$1.42	$14,186	2.98%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	10,586	$1.21	to	$1.52	$17,224	4.51%	0.00%	to	0.90%	13.38%	to	12.36%
PIMCO VIT Tot Return, Advisor Cl
2021	10,893	$1.29	to	$1.18	$13,353	1.72%	0.00%	to	0.90%	(1.36%)	to	(2.25%)
2020	12,119	$1.31	to	$1.21	$15,103	1.96%	0.00%	to	0.90%	8.54%	to	7.57%
2019	6,815	$1.21	to	$1.13	$7,856	2.87%	0.00%	to	0.90%	8.25%	to	7.28%
2018	3,999	$1.11	to	$1.05	$4,284	2.45%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	3,467	$1.12	to	$1.07	$3,743	1.93%	0.00%	to	0.90%	4.81%	to	3.87%
Put VT Global Hlth Care, Cl IB
2021	6,243	$3.50	to	$4.93	$29,500	1.08%	0.30%	to	0.90%	19.04%	to	18.33%
2020	6,443	$2.94	to	$4.17	$25,621	0.46%	0.30%	to	0.90%	15.93%	to	15.24%
2019	6,068	$2.54	to	$3.62	$21,109	—	0.30%	to	0.90%	29.90%	to	29.13%
2018	6,501	$1.95	to	$2.80	$17,504	0.97%	0.30%	to	0.90%	(0.89%)	to	(1.49%)
2017	6,777	$1.97	to	$2.84	$18,570	0.53%	0.30%	to	0.90%	14.95%	to	14.27%
Put VT Intl Eq, Cl IB
2021	3,271	$1.86	to	$2.25	$7,787	1.15%	0.30%	to	0.90%	8.49%	to	7.85%
2020	3,020	$1.71	to	$2.09	$6,531	1.54%	0.30%	to	0.90%	11.76%	to	11.09%
2019	2,706	$1.53	to	$1.88	$5,321	1.36%	0.30%	to	0.90%	24.78%	to	24.03%
2018	2,967	$1.23	to	$1.52	$4,766	1.34%	0.30%	to	0.90%	(19.36%)	to	(19.84%)
2017	2,990	$1.52	to	$1.89	$5,892	2.14%	0.30%	to	0.90%	26.20%	to	25.45%
Put VT Sus Leaders, Cl IB
2021	1,230	$4.57	to	$5.22	$6,234	0.14%	0.30%	to	0.90%	23.16%	to	22.43%
2020	1,239	$3.71	to	$4.26	$5,145	0.41%	0.30%	to	0.90%	28.51%	to	27.74%
2019	1,202	$2.89	to	$3.34	$3,889	0.43%	0.30%	to	0.90%	35.95%	to	35.14%
2018	1,113	$2.13	to	$2.47	$2,662	—	0.30%	to	0.90%	(1.82%)	to	(2.41%)
2017	1,029	$2.16	to	$2.53	$2,550	0.58%	0.30%	to	0.90%	28.84%	to	28.07%
Temp Global Bond, Cl 2
2021	3,391	$0.98	to	$0.87	$3,085	—	0.00%	to	0.90%	(4.99%)	to	(5.84%)
2020	3,686	$1.03	to	$0.92	$3,542	8.39%	0.00%	to	0.90%	(5.28%)	to	(6.13%)
2019	3,922	$1.08	to	$0.98	$3,987	7.27%	0.00%	to	0.90%	2.01%	to	1.10%
2018	3,892	$1.06	to	$0.97	$3,883	—	0.00%	to	0.90%	1.94%	to	1.02%
2017	3,815	$1.04	to	$0.96	$3,754	—	0.00%	to	0.90%	1.93%	to	1.01%
VanEck VIP Global Gold, Cl S
2021	4,425	$1.42	to	$1.25	$5,768	11.15%	0.00%	to	0.90%	(14.01%)	to	(14.78%)
2020	5,145	$1.65	to	$1.46	$7,830	2.86%	0.00%	to	0.90%	38.62%	to	37.38%
2019	3,770	$1.19	to	$1.07	$4,141	—	0.00%	to	0.90%	38.75%	to	37.50%
2018	3,569	$0.86	to	$0.78	$2,835	3.02%	0.00%	to	0.90%	(15.70%)	to	(16.46%)
2017	3,171	$1.02	to	$0.93	$3,000	4.28%	0.00%	to	0.90%	11.63%	to	10.63%
VP Aggr, Cl 2
2021	148,828	$2.44	to	$2.64	$381,718	—	0.00%	to	0.90%	15.76%	to	14.72%
2020	145,597	$2.11	to	$2.30	$324,256	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	148,099	$1.84	to	$2.02	$288,958	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	147,086	$1.51	to	$1.67	$237,916	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
2017	136,904	$1.65	to	$1.85	$244,724	—	0.00%	to	0.90%	18.91%	to	17.85%
VP Aggr, Cl 4
2021	158,006	$2.33	to	$2.64	$412,243	—	0.30%	to	0.90%	15.43%	to	14.74%
2020	165,392	$2.02	to	$2.30	$374,911	—	0.30%	to	0.90%	14.62%	to	13.93%
2019	177,281	$1.76	to	$2.02	$351,736	—	0.30%	to	0.90%	21.31%	to	20.59%
2018	191,455	$1.45	to	$1.68	$314,468	—	0.30%	to	0.90%	(8.89%)	to	(9.44%)
2017	199,757	$1.60	to	$1.85	$363,471	—	0.30%	to	0.90%	18.52%	to	17.81%
VP Conserv, Cl 2
2021	16,880	$1.47	to	$1.51	$26,018	—	0.00%	to	0.90%	2.82%	to	1.89%
2020	21,852	$1.43	to	$1.48	$32,926	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	11,798	$1.30	to	$1.37	$16,251	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	11,230	$1.18	to	$1.25	$14,115	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
2017	10,587	$1.21	to	$1.30	$13,766	—	0.00%	to	0.90%	7.42%	to	6.46%

68	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2021	16,745	$1.41	to	$1.51	$25,785	—	0.30%	to	0.90%	2.51%	to	1.90%
2020	19,543	$1.38	to	$1.48	$29,322	—	0.30%	to	0.90%	8.91%	to	8.26%
2019	16,344	$1.26	to	$1.37	$22,424	—	0.30%	to	0.90%	10.42%	to	9.76%
2018	14,037	$1.14	to	$1.25	$17,617	—	0.30%	to	0.90%	(3.17%)	to	(3.76%)
2017	15,994	$1.18	to	$1.30	$20,895	—	0.30%	to	0.90%	7.02%	to	6.38%
VP Man Vol Conserv, Cl 2
2021	2,829	$1.35	to	$1.26	$3,687	—	0.00%	to	0.90%	2.63%	to	1.71%
2020	5,350	$1.31	to	$1.24	$6,839	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	2,952	$1.21	to	$1.16	$3,492	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	1,593	$1.09	to	$1.04	$1,686	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
2017	1,289	$1.11	to	$1.08	$1,409	—	0.00%	to	0.90%	7.89%	to	6.92%
VP Man Vol Conserv Gro, Cl 2
2021	5,248	$1.43	to	$1.34	$7,264	—	0.00%	to	0.90%	5.45%	to	4.51%
2020	5,346	$1.36	to	$1.28	$7,037	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	4,191	$1.24	to	$1.18	$5,088	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	4,456	$1.09	to	$1.05	$4,758	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
2017	3,832	$1.14	to	$1.10	$4,287	—	0.00%	to	0.90%	11.19%	to	10.20%
VP Man Vol Gro, Cl 2
2021	33,101	$1.61	to	$1.51	$52,199	—	0.00%	to	0.90%	11.89%	to	10.89%
2020	35,243	$1.44	to	$1.36	$49,789	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	38,883	$1.30	to	$1.23	$49,401	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	39,162	$1.10	to	$1.05	$42,174	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
2017	34,177	$1.19	to	$1.15	$39,993	—	0.00%	to	0.90%	17.48%	to	16.43%
VP Man Vol Mod Gro, Cl 2
2021	31,835	$1.53	to	$1.43	$47,482	—	0.00%	to	0.90%	8.70%	to	7.72%
2020	32,529	$1.41	to	$1.33	$44,786	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	29,853	$1.28	to	$1.22	$37,298	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	29,200	$1.10	to	$1.06	$31,490	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
2017	25,088	$1.17	to	$1.13	$28,789	—	0.00%	to	0.90%	14.34%	to	13.32%
VP Mod, Cl 2
2021	219,117	$1.91	to	$2.05	$448,231	—	0.00%	to	0.90%	9.00%	to	8.03%
2020	222,654	$1.75	to	$1.90	$420,315	—	0.00%	to	0.90%	12.87%	to	11.85%
2019	227,793	$1.55	to	$1.69	$383,237	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	231,275	$1.34	to	$1.47	$337,446	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
2017	235,009	$1.42	to	$1.57	$366,198	—	0.00%	to	0.90%	13.22%	to	12.21%
VP Mod, Cl 4
2021	304,930	$1.83	to	$2.05	$630,044	—	0.30%	to	0.90%	8.72%	to	8.07%
2020	319,471	$1.69	to	$1.90	$608,612	—	0.30%	to	0.90%	12.45%	to	11.78%
2019	343,553	$1.50	to	$1.70	$583,300	—	0.30%	to	0.90%	15.83%	to	15.14%
2018	370,021	$1.29	to	$1.47	$544,448	—	0.30%	to	0.90%	(5.85%)	to	(6.42%)
2017	400,097	$1.37	to	$1.58	$629,938	—	0.30%	to	0.90%	12.87%	to	12.19%
VP Mod Aggr, Cl 2
2021	357,969	$2.16	to	$2.33	$813,230	—	0.00%	to	0.90%	12.31%	to	11.30%
2020	357,294	$1.92	to	$2.10	$726,401	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	366,784	$1.69	to	$1.85	$659,245	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	366,697	$1.42	to	$1.58	$559,645	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
2017	356,965	$1.53	to	$1.71	$591,249	—	0.00%	to	0.90%	16.15%	to	15.11%
VP Mod Aggr, Cl 4
2021	501,422	$2.07	to	$2.34	$1,166,624	—	0.30%	to	0.90%	12.00%	to	11.33%
2020	523,905	$1.85	to	$2.10	$1,089,410	—	0.30%	to	0.90%	13.67%	to	12.99%
2019	566,475	$1.62	to	$1.86	$1,037,870	—	0.30%	to	0.90%	18.39%	to	17.68%
2018	609,531	$1.37	to	$1.58	$947,454	—	0.30%	to	0.90%	(7.36%)	to	(7.91%)
2017	654,007	$1.48	to	$1.71	$1,105,955	—	0.30%	to	0.90%	15.85%	to	15.15%
VP Mod Conserv, Cl 2
2021	31,917	$1.67	to	$1.76	$56,512	—	0.00%	to	0.90%	5.74%	to	4.79%
2020	36,946	$1.58	to	$1.68	$62,370	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	32,291	$1.42	to	$1.52	$49,591	—	0.00%	to	0.90%	13.52%	to	12.50%
2018	31,628	$1.25	to	$1.35	$43,091	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
2017	36,972	$1.31	to	$1.43	$52,960	—	0.00%	to	0.90%	10.01%	to	9.02%

RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 4
2021	41,862	$1.61	to	$1.76	$74,134	—	0.30%	to	0.90%	5.47%	to	4.84%
2020	48,949	$1.52	to	$1.68	$82,043	—	0.30%	to	0.90%	10.65%	to	9.99%
2019	49,660	$1.38	to	$1.53	$75,729	—	0.30%	to	0.90%	13.15%	to	12.47%
2018	50,525	$1.22	to	$1.36	$68,361	—	0.30%	to	0.90%	(4.34%)	to	(4.92%)
2017	56,168	$1.27	to	$1.43	$80,158	—	0.30%	to	0.90%	9.59%	to	8.93%
VP Ptnrs Core Eq, Cl 3
2021	1,815	$3.22	to	$2.74	$7,679	—	0.30%	to	0.90%	28.95%	to	28.18%
2020	1,929	$2.50	to	$2.14	$6,275	—	0.30%	to	0.90%	16.49%	to	15.80%
2019	2,154	$2.14	to	$1.85	$5,885	—	0.30%	to	0.90%	26.00%	to	25.25%
2018	2,416	$1.70	to	$1.48	$5,213	—	0.30%	to	0.90%	(8.36%)	to	(8.91%)
2017	2,769	$1.86	to	$1.62	$6,207	—	0.30%	to	0.90%	19.91%	to	19.20%
VP Ptnrs Sm Cap Val, Cl 3
2021	4,687	$2.25	to	$3.84	$16,045	—	0.30%	to	0.90%	23.52%	to	22.78%
2020	4,998	$1.82	to	$3.13	$13,826	—	0.30%	to	0.90%	3.80%	to	3.18%
2019	5,162	$1.75	to	$3.03	$13,740	—	0.30%	to	0.90%	19.30%	to	18.58%
2018	5,460	$1.47	to	$2.56	$12,253	—	0.30%	to	0.90%	(13.86%)	to	(14.37%)
2017	5,865	$1.70	to	$2.98	$15,420	—	0.30%	to	0.90%	6.70%	to	6.07%
Wanger Intl
2021	27,689	$2.23	to	$3.69	$100,656	0.55%	0.30%	to	0.90%	18.45%	to	17.74%
2020	29,062	$1.88	to	$3.14	$89,520	2.03%	0.30%	to	0.90%	14.02%	to	13.34%
2019	32,683	$1.65	to	$2.77	$89,412	0.82%	0.30%	to	0.90%	29.60%	to	28.83%
2018	35,663	$1.27	to	$2.15	$75,740	2.03%	0.30%	to	0.90%	(17.95%)	to	(18.44%)
2017	37,368	$1.55	to	$2.63	$97,743	1.22%	0.30%	to	0.90%	32.52%	to	31.73%
Wanger USA
2021	22,005	$3.35	to	$7.05	$128,789	0.75%	0.30%	to	0.90%	8.57%	to	7.92%
2020	23,590	$3.09	to	$6.53	$127,425	—	0.30%	to	0.90%	23.86%	to	23.11%
2019	26,202	$2.49	to	$5.30	$115,353	0.26%	0.30%	to	0.90%	30.71%	to	29.93%
2018	28,625	$1.91	to	$4.08	$97,347	0.09%	0.30%	to	0.90%	(1.76%)	to	(2.35%)
2017	30,947	$1.94	to	$4.18	$107,472	—	0.30%	to	0.90%	19.22%	to	18.51%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on April 24, 2020.

70	RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE – 2021 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Notes 2 and 10 to the consolidated financial statements, the total reserves for long term care policies was $5,664 million as of December 31, 2021, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. The best estimate assumptions include expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods, and it is recorded as a component of benefits, claims, losses and settlement expenses. As disclosed by management, this review did not result in the identification of a premium deficiency for 2021.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the current best estimate assumptions used in the premium deficiency test on the reserves for long term care policies, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to management’s current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s premium deficiency test on the reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for performing the premium deficiency testing on the reserves for long term care policies, including testing that assumptions are accurately reflected in the valuation models and testing the completeness and accuracy of underlying data used by management. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s valuation models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Notes 2, 10, 11, and 13 to the consolidated financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2021, the net embedded derivative liability in certain variable annuity riders was $1,486 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the

Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Notes 2, 10, and 11 to the consolidated financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions related to customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 25, 2022

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2021, $14,718; 2020, $20,260; allowance for credit losses: 2021, $1; 2020, $10)	$16,239	$22,855
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $12; 2020, $28)	1,788	2,574
Policy loans	834	846
Other investments (allowance for credit losses: 2021, nil; 2020, $7)	230	701
Total investments	19,091	26,976
Investments of consolidated investment entities, at fair value	2,184	1,918
Cash and cash equivalents	3,200	3,191
Cash of consolidated investment entities, at fair value	121	94
Reinsurance recoverables (allowance for credit losses: 2021, $11; 2020, $8)	4,529	3,409
Receivables	8,148	1,613
Receivables of consolidated investment entities, at fair value	17	16
Accrued investment income	124	172
Deferred acquisition costs	2,757	2,508
Other assets	7,084	6,969
Other assets of consolidated investment entities, at fair value	3	2
Separate account assets	92,238	87,556
Total assets	$139,496	$134,424

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$35,744	$33,986
Short-term borrowings	200	200
Debt of consolidated investment entities, at fair value	2,164	1,913
Long-term debt	500	500
Other liabilities	6,628	6,887
Other liabilities of consolidated investment entities, at fair value	137	69
Separate account liabilities	92,238	87,556
Total liabilities	137,611	131,111
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings (deficit)	(912)	(76)
Accumulated other comprehensive income, net of tax	328	920
Total shareholder’s equity	1,885	3,313
Total liabilities and shareholder’s equity	$139,496	$134,424

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$(871)	$341	$397
Net investment income	827	869	917
Policy and contract charges	2,304	2,094	2,042
Other revenues	616	482	464
Net realized investment gains (losses)	595	(10)	(2)
Total revenues	3,471	3,776	3,818

Benefits and expenses
Benefits, claims, losses and settlement expenses	715	1,805	1,804
Interest credited to fixed accounts	600	644	669
Amortization of deferred acquisition costs	112	264	133
Interest and debt expense	105	5	—
Other insurance and operating expenses	738	665	685
Total benefits and expenses	2,270	3,383	3,291
Pretax income (loss)	1,201	393	527
Income tax provision (benefit)	137	(45)	(60)
Net income	$1,064	$438	$587

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2021	2020	2019

Net income	$1,064	$438	$587
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(592)	346	529
Total other comprehensive income (loss), net of tax	(592)	346	529
Total comprehensive income	$472	$784	$1,116

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$3	$2,466	$1,058	$45	$3,572
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(2)	—	(2)
Net income	—	—	587	—	587
Other comprehensive income (loss), net of tax	—	—	—	529	529
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,350)	—	(1,350)

Balances at December 31, 2019	3	2,466	293	574	3,336
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income (loss), net of tax	—	—	—	346	346
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	920	$3,313
Net income	—	—	1,064	—	1,064
Other comprehensive income (loss), net of tax	—	—	—	(592)	(592)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)
Balances at December 31, 2021	$3	$2,466	$(912)	$328	$1,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$1,064	$438	$587
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(98)	(22)	(22)
Deferred income tax (benefit) expense	(40)	(278)	(278)
Contractholder and policyholder charges, non-cash	(390)	(385)	(380)
Loss from equity method investments	72	73	99
Net realized investment (gains) losses	(611)	(12)	(15)
Impairments and provision for loan losses	(3)	22	17
Net losses (gains) of consolidated investment entities	(20)	(2)	—
Changes in operating assets and liabilities:
Deferred acquisition costs	(155)	48	(106)
Policyholder account balances, future policy benefits and claims, net	2,478	3,441	751
Derivatives, net of collateral	(575)	(134)	333
Reinsurance recoverables	29	(166)	(90)
Other receivables	114	62	19
Accrued investment income	10	(3)	26
Current income tax, net	(321)	378	2
Other operating assets and liabilities of consolidated investment entities	20	—	—
Other, net	4	79	23
Net cash provided by (used in) operating activities	1,578	3,539	966

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	555	102	232
Maturities, sinking fund payments and calls	2,804	2,813	2,250
Purchases	(3,677)	(4,069)	(1,772)
Proceeds from sales, maturities and repayments of mortgage loans	272	207	223
Funding of mortgage loans	(215)	(135)	(331)
Proceeds from sales and collections of other investments	93	123	129
Purchase of other investments	(32)	(184)	(164)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,047	46	—
Purchase of investments by consolidated investment entities	(1,603)	(57)	—
Purchase of equipment and software	(13)	(10)	(10)
Change in policy loans, net	12	21	(6)
Cash paid for deposit receivables	(377)	(4)	(349)
Cash received for deposit receivables	254	93	98
Advance on line of credit to Ameriprise Financial, Inc.	(1)	(702)	—
Repayment from Ameriprise Financial, Inc. on line of credit	1	702	—
Cash paid for written options with deferred premiums	(552)	(338)	(243)
Cash received from written options with deferred premiums	106	133	170
Net cash impact of consolidating consolidated investment entities	—	83	—
Other, net	(39)	2	42
Net cash provided by (used in) investing activities	(1,365)	(1,174)	269

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,553	$1,649	$2,152
Net transfers from (to) separate accounts	(273)	(125)	(86)
Surrenders and other benefits	(1,365)	(1,357)	(1,728)
Proceeds from line of credit with Ameriprise Financial, Inc.	6	186	73
Repayments to Ameriprise Financial, Inc. on line of credit	(6)	(236)	(23)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	500	—
Cash received from purchased options with deferred premiums	1,350	40	206
Cash paid for purchased options with deferred premiums	(156)	(211)	(289)
Borrowings by consolidated investment entities	1,756	—	—
Repayments of debt by consolidated investment entities	(1,142)	(1)	—
Cash dividends to Ameriprise Financial, Inc.	(1,900)	(800)	(1,350)
Net cash provided by (used in) financing activities	(177)	(355)	(1,045)
Net increase (decrease) in cash and cash equivalents	36	2,010	190
Cash and cash equivalents at beginning of period	3,285	1,275	1,085
Cash and cash equivalents at end of period	$3,321	$3,285	$1,275

Supplemental Disclosures:
Income taxes paid (received), net	$496	$(143)	$215
Interest paid on borrowings	—	2	5
Interest paid by consolidated investment entities	90	—	—
Non-cash investing activity:
Partnership commitments not yet remitted	—	—	4
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	17	—	—
Investments transferred in connection with fixed annuity reinsurance transaction	7,513	—	1,265

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

During the third quarter of 2021, RiverSource Life Insurance Company closed on a transaction with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company (“Commonwealth”), effective July 1, 2021, to reinsure approximately $7.0 billion of fixed deferred and immediate annuity policies. As part of the transaction, RiverSource Life Insurance Company transferred $7.8 billion in consideration primarily consisting of Available-for-Sale securities, commercial mortgage loans, syndicated loans and cash. The transaction resulted in a net realized gain of approximately $532 million on investments sold. A similar previously announced transaction with RiverSource Life of New York did not receive regulatory approval in time to close by September 30, 2021 and the transaction was terminated by the parties.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 14, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

RiverSource Life Insurance Company

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

RiverSource Life Insurance Company

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic

RiverSource Life Insurance Company

conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

RiverSource Life Insurance Company

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) , DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured long term care business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2021 and 2020, land, buildings, equipment and software were $123 million and $124 million, respectively, net of accumulated depreciation of $216 million and $202 million, respectively. Depreciation and amortization expense for the years ended December 31, 2021, 2020 and 2019 was $14 million, $14 million and $16 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or

RiverSource Life Insurance Company

cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC

RiverSource Life Insurance Company

balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy

RiverSource Life Insurance Company

persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

RiverSource Life Insurance Company

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s consolidated financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s consolidated results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing

RiverSource Life Insurance Company

policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its consolidated financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income.

	Years Ended December 31,
(in millions)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$193	$173	$170
Unaffiliated	17	14	14
Total	210	187	184
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	49	44	43
Unaffiliated	20	18	20
	69	62	63
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	389	351	344
Unaffiliated	5	4	4
	394	355	348
Total	463	417	411
Total revenue from contracts with customers	673	604	595
Revenue from other sources(1)	2,798	3,172	3,223
Total revenues	$3,471	$3,776	$3,818

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $62 million and $57 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $27 million and $13 million as of December 31, 2021 and 2020, respectively. See Note 20 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $138 million and $200 million as of December 31, 2021 and 2020, respectively. The Company had a $8 million and $9 million liability recorded as of December 31, 2021 and 2020, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

RiverSource Life Insurance Company

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 13 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$8	$—	$8
Common stocks	—	1	—	1
Syndicated loans	—	1,817	92	1,909
Total investments	—	1,826	92	1,918
Receivables	—	16	—	16
Other assets	—	—	2	2
Total assets at fair value	$—	$1,842	$94	$1,936
Liabilities
Debt(1)	$—	$1,913	$—	$1,913
Other liabilities	—	69	—	69
Total liabilities at fair value	$—	$1,982	$—	$1,982

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2021 and 2020 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 13 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2021	December 31, 2020
Syndicated loans
Unpaid principal balance	$2,233	$1,990
Excess unpaid principal over fair value	(52)	(81)
Fair value	$2,181	$1,909
Fair value of loans more than 90 days past due	$—	$5
Fair value of loans in nonaccrual status	13	19
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	10	24
Debt
Unpaid principal balance	$2,296	$2,069
Excess unpaid principal over fair value	(132)	(156)
Carrying value(1)	$2,164	$1,913

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

During the first quarter of 2021, the Company launched two new CLOs and issued debt of $817 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in net investment income. Gains and losses related to changes in the fair value of investments are recorded in net investment income and gains and losses on sales of investments are recorded in net realized investment gains (losses). Interest expense on debt is recorded in interest and debt expense with gains and losses related to changes in the fair value of debt recorded in net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Debt of consolidated CLOs due 2028-2034	$2,164	$1,913	1.7%	2.1%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 9.4%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

RiverSource Life Insurance Company

	December 31, 2020
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$10,982	$1,903	$(2)	$(10)	$12,873
Residential mortgage backed securities	2,888	115	(1)	—	3,002
Commercial mortgage backed securities	3,935	235	(4)	—	4,166
State and municipal obligations	1,050	295	(1)	—	1,344
Asset backed securities	1,168	45	(1)	—	1,212
Foreign government bonds and obligations	236	22	(1)	—	257
U.S. government and agency obligations	1	—	—	—	1
Total	$20,260	$2,615	$(10)	$(10)	$22,855

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2021 and 2020, accrued interest of $118 million and $158 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $2.4 billion and $2.9 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $314 million and $454 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $359 million and $553 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$5,031	$5,107	31%	$7,323	$7,698	34%
AA	757	932	6	1,036	1,266	6
A	1,662	2,013	12	2,663	3,235	14
BBB	6,293	7,063	44	7,770	9,026	39
Below investment grade	975	1,124	7	1,468	1,630	7
Total fixed maturities	$14,718	$16,239	100%	$20,260	$22,855	100%

As of December 31, 2021 and 2020, approximately 40% and 37%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $289 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, $247 million in Kraft Heinz Co., $225 million in Duke Energy Corp., $221 million in AT&T Inc., and $210 million in Suncor Energy Inc., which were greater than 10% of the Company’s total shareholder’s equity as of December 31, 2021. The Company had holdings of $372 million in AAF which was greater than 10% of the Company’s total shareholder’s equity as of December 31, 2020. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

	December 31, 2020
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	26	$228	$(1)	1	$12	$(1)	27	$240	$(2)
Residential mortgage backed securities	11	47	(1)	7	14	—	18	61	(1)
Commercial mortgage backed securities	12	179	(3)	7	60	(1)	19	239	(4)
State and municipal obligations	2	4	—	1	4	(1)	3	8	(1)
Asset backed securities	4	65	—	2	36	(1)	6	101	(1)
Foreign government bonds and obligations	1	3	—	7	8	(1)	8	11	(1)
Total	56	$526	$(5)	25	$134	$(5)	81	$660	$(10)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 92% and 83%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following tables present a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	$—	$1	$1

(in millions)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)
Balance at December 31, 2020	$10

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Gross realized investment gains	$576	$17	$29
Gross realized investment losses	(6)	(2)	(14)
Credit losses	(1)	(10)	(17)
Other impairments	(13)	—	—
Total	$556	$5	$(2)

Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 related to Available-for-Sale securities that were impaired when they were classified as held for sale prior to being sold in the reinsurance transaction. See Note 1 for more information on the reinsurance transaction.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$470	$476
Due after one year through five years	1,878	1,981
Due after five years through 10 years	3,283	3,359
Due after 10 years	3,729	4,980
	9,360	10,796
Residential mortgage backed securities	2,226	2,250
Commercial mortgage backed securities	2,615	2,656
Asset backed securities	517	537
Total	$14,718	$16,239

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$643	$777	$848
Mortgage loans	102	115	119
Other investments	101	(3)	(26)
	846	889	941
Less: investment expenses	19	20	24
Total	$827	$869	$917

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$556	$5	$(2)
Mortgage loans	57	(10)	—
Other investments	(18)	(5)	—
Total	$595	$(10)	$(2)

7.  FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance, January 1, 2021	$35
Provisions	(23)
Balance, December 31, 2021	$12

(in millions)	Commercial Loans
Balance, December 31, 2019(1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance, January 1, 2020	23
Provisions	12
Balance, December 31, 2020	$35

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in millions)	Commercial Loans
Balance, January 1, 2019	$20
Charge-offs	—
Balance, December 31, 2019	$20

The decrease in the allowance for credit losses provision for commercial loans reflects the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction discussed in Note 1.

As of December 31, 2021 and 2020, accrued interest on commercial loans was $11 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2021, 2020 and 2019, the Company purchased $26 million, $140 million and $121 million, respectively, of syndicated loans and sold $340 million, $13 million and $43 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

Nonperforming loans were nil and $7 million as of December 31, 2021 and 2020, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total commercial mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 88 loans with a total unpaid balance of $360 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total commercial mortgage loans past due were nil as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2021
Loan-to-Value Ratio	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

	December 31, 2020
Loan-to-Value Ratio	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
> 100%	$—	$—	$2	$—	$—	$10	$12
80% - 100%	15	16	9	3	7	15	65
60% - 80%	85	152	27	29	46	141	480
40% - 60%	20	50	74	147	111	543	945
< 40%	7	22	69	88	58	856	1,100
Total	$127	$240	$181	$267	$222	$1,565	$2,602

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
East North Central	$183	$250	10%	10%
East South Central	54	111	3	4
Middle Atlantic	107	165	6	6
Mountain	111	234	6	10
New England	21	47	1	2
Pacific	589	784	33	30
South Atlantic	477	663	26	25
West North Central	136	192	8	7
West South Central	122	156	7	6

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
Apartments	$464	$680	26%	26%
Hotel	15	49	1	2
Industrial	293	401	16	16
Mixed use	57	76	3	3
Office	254	358	14	14
Retail	589	843	33	32
Other	128	195	7	7

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

RiverSource Life Insurance Company

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2021 and 2020 was $43 million and $446 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. Total syndicated loans past due were nil and $2 million as of December 31, 2021 and 2020, respectively. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2021
Internal Risk Rating	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

	December 31, 2020
Internal Risk Rating	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$2	$2
Risk 4	—	—	3	7	—	7	17
Risk 3	—	7	6	19	10	18	60
Risk 2	23	42	45	51	10	32	203
Risk 1	14	25	35	43	17	30	164
Total	$37	$74	$89	$120	$37	$89	$446

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.9 billion and $1.4 billion as of December 31, 2021 and 2020, respectively. Deposit receivables are fully collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the nature of the underlying assets and the potential for changes in the collateral value, there was no allowance for credit losses for deposit receivables as of December 31, 2021 and 2020. The increase in deposit receivables is primarily driven by the reinsurance transaction, effective July 1, 2021, to reinsure fixed deferred and non-life contingent immediate annuity policies. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and UL and VUL insurance products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

RiverSource Life Insurance Company

The balances of and changes in DAC were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$2,508	$2,673	$2,742
Capitalization of acquisition costs	267	216	239
Amortization	(172)	(164)	(119)
Amortization, impact of valuation assumptions review	60	(100)	(14)
Impact of change in net unrealized (gains) losses on securities	94	(117)	(175)
Balance at December 31	$2,757	$2,508	$2,673

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$187	$216	$249
Capitalization of sales inducement costs	1	1	1
Amortization	(16)	(13)	(15)
Amortization, impact of valuation assumptions review	2	(16)	—
Impact of change in net unrealized (gains) losses on securities	13	(1)	(19)
Balance at December 31	$187	$187	$216

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. During the third quarter of 2021, the Company reinsured 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of July 1, 2021 through a reinsurance agreement with Commonwealth. Policies issued after July 1, 2021 are not subject to this reinsurance agreement. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $198.6 billion and $195.7 billion, respectively, of which $145.1 billion and $143.6 billion as of December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Direct premiums	$490	$565	$621
Reinsurance ceded	(1,361)	(224)	(224)
Net premiums	$(871)	$341	$397

RiverSource Life Insurance Company

Policy and contract charges are presented on the Consolidated Statements of Income net of $152 million, $140 million and $132 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $404 million, $400 million and $377 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $413 million and $440 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2021	2020
Policyholder account balances
Fixed annuities(1)	$8,117	$8,531
Variable annuity fixed sub-accounts	4,990	5,104
UL/VUL insurance	3,103	3,122
IUL insurance	2,534	2,269
Structured variable annuities	4,440	1,371
Other life insurance	563	605
Total policyholder account balances	23,747	21,002
Future policy benefits
Variable annuity GMWB	2,336	3,049
Variable annuity GMAB(2)	(23)	1
Other annuity liabilities	67	211
Fixed annuity life contingent liabilities	1,278	1,370
Life and DI insurance	1,139	1,187
LTC insurance	5,664	5,722
UL/VUL and other life insurance additional liabilities	1,291	1,259
Total future policy benefits	11,752	12,799
Policy claims and other policyholders’ funds	245	185
Total policyholder account balances, future policy benefits and claims	$35,744	$33,986

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and fixed deferred indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.6%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company previously offered S&P 500® Index and MSCI® EAFE Index account options. Both options offered two crediting durations, one-year and two-year. The contractholder could allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder could choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

RiverSource Life Insurance Company

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Structured Variable Annuities

In 2020, the Company began offering structured variable annuities which gives contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.00% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2021	2020
Variable annuity	$82,862	$79,299
VUL insurance	9,343	8,226
Other insurance	33	31
Total	$92,238	$87,556

RiverSource Life Insurance Company

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$70,020	$68,145	$6	69	$66,874	$64,932	$5	68
Five/six-year reset	8,309	5,612	6	68	8,116	5,386	6	68
One-year ratchet	6,177	5,858	13	71	6,094	5,763	8	71
Five-year ratchet	1,438	1,386	1	68	1,436	1,381	—	67
Other	1,302	1,286	38	74	1,261	1,243	45	73
Total — GMDB	$87,246	$82,287	$64	69	$83,781	$78,705	$64	68
GGU death benefit	$1,260	$1,198	$184	72	$1,183	$1,126	$162	71
GMIB	$184	$170	$4	71	$187	$173	$6	71
GMWB:
GMWB	$1,900	$1,895	$1	75	$1,972	$1,967	$1	74
GMWB for life	52,387	52,334	187	69	50,142	50,057	185	69
Total — GMWB	$54,287	$54,229	$188	69	$52,114	$52,024	$186	69
GMAB	$2,005	$2,005	$—	62	$2,291	$2,291	$—	61

RiverSource Life Insurance Company

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,564	68	$6,587	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$19	$8	$875	$(19)	$659
Incurred claims	2	(1)	587	(20)	141
Paid claims	(5)	—	—	—	(42)
Balance at December 31, 2019	16	7	1,462	(39)	758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	24	6	3,049	1	916
Incurred claims	17	—	(713)	(24)	140
Paid claims	(5)	(1)	—	—	(36)
Balance at December 31, 2021	$36	$5	$2,336	$(23)	$1,020

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2021	2020
Mutual funds:
Equity	$49,183	$45,947
Bond	24,998	26,073
Other	8,316	6,911
Total mutual funds	$82,497	$78,931

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in Investments and was $1.0 billion and $1.2 billion as of December 31, 2021 and 2020, respectively. The amount of the Company’s liability including accrued interest was $200 million as of both December 31, 2021 and 2020. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2021 and 2020. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2021 and 2020 was 0.3% and 0.4%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the

RiverSource Life Insurance Company

agreement is established by reference to London Inter-Bank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2021 and 2020 and is recorded in Long-term debt.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at net asset value (“NAV”)				92,238	(1)
Total assets at fair value	$2,146	$21,999	$846	$117,229

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
GMWB and GMAB embedded derivatives	—	—	1,486	1,486	(2)
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	2,853	2,858	(3)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$2,853	$7,038

RiverSource Life Insurance Company

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,107	$766	$12,873
Residential mortgage backed securities	—	2,993	9	3,002
Commercial mortgage backed securities	—	4,166	—	4,166
State and municipal obligations	—	1,344	—	1,344
Asset backed securities	—	817	395	1,212
Foreign government bonds and obligations	—	257	—	257
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	21,684	1,170	22,855
Cash equivalents	2,419	713	—	3,132
Other assets:
Interest rate derivative contracts	1	1,754	—	1,755
Equity derivative contracts	406	3,578	—	3,984
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	1	—	1
Total other assets	408	5,350	—	5,758
Separate account assets at NAV				87,556	(1)
Total assets at fair value	$2,828	$27,747	$1,170	$119,301

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	935	935
GMWB and GMAB embedded derivatives	—	—	2,316	2,316	(4)
Structured variable annuity embedded derivatives	—	—	70	70
Total policyholder account balances, future policy benefits and claims	—	3	3,370	3,373	(5)
Other liabilities:
Interest rate derivative contracts	—	734	—	734
Equity derivative contracts	182	3,329	—	3,511
Foreign exchange derivative contracts	2	—	—	2
Credit derivative contracts	—	1	—	1
Total other liabilities	184	4,064	—	4,248
Total liabilities at fair value	$184	$4,067	$3,370	$7,621

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $598 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $727 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57	(4)
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$2,316		$70	$3,370
Total (gains) losses included in:
Net income	10	(2)	68	(2)	(1,344	)(3)	393 (3)	(873)
Issues	—		—		369		(28)	341
Settlements	(3)		(98)		145		(29)	15
Balance at December 31, 2021	$56		$905		$1,486		$406	$2,853
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$(1,299	)(3)	$—	$(1,231)

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2019	$871	$64	$374	$1,309
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)
Other comprehensive income (loss)	30	—	5	35
Purchases	55	27	—	82
Settlements	(220)	(3)	—	(223)
Transfers into Level 3	—	—	10	10
Transfers out of Level 3	—	(71)	—	(71)
Balance at December 31, 2019	$735	$17	$389	$1,141
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2019	$(1)	$—	$—	$(1	)(1)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$14		$628		$328		$970
Total (gains) losses included in:
Net income	8	(2)	209	(2)	80	(3)	297
Issues	21		113		361		495
Settlements	—		(69)		(6)		(75)
Balance at December 31, 2019	$43		$881		$763		$1,687
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2019	$—		$209	(2)	$82	(3)	$291

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)

Represents the amount of ceded embedded derivatives associated with fixed deferred annuity products reinsured in the third quarter of 2021. See Note 1 for additional information on the reinsurance transaction.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(92) million, $196 million and $(190) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$1,486	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–55.7%	3.6%
			Market volatility(7) (8)	4.3%–16.8%	10.8%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$766	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%–3.3%	1.5%
Asset backed securities	$395	Discounted cash flow	Annual default rate	5.3%	5.3%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	250 bps–400 bps	259 bps
IUL embedded derivatives	$935	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%–50.0%	1.2%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$2,316	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–73.5%	3.8%
			Market volatility(7) (8)	4.3%–17.1%	11.0%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$70	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to swap divided by the aggregate balances of the tranches.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(4)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(5)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(6)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(7)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(8)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

RiverSource Life Insurance Company

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

During the third quarter of 2021, the Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3. See Note 1 for more information on the reinsurance transaction.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

RiverSource Life Insurance Company

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $93 million and $101 million as of December 31, 2021 and 2020, respectively, and is classified as Level 3 in the fair value hierarchy. The Company also measured certain equity-method investments at fair value on a nonrecurring basis using a discounted cash flow model. Inputs to the model include projected cash flows and a market-based discount rate. At December 31, 2021, the fair value of these investments was $7 million and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,342	$—	$—	$13,264	$13,264
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403

	December 31, 2020
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,574	$—	$—	$2,724	$2,724
Policy loans	846	—	846	—	846
Other investments	457	—	417	40	457
Receivables	1,430	—	—	1,732	1,732

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,990	$—	$—	$11,686	$11,686
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	509	—	509
Other liabilities	12	—	—	11	11
Separate account liabilities — investment contracts	351	—	351	—	351
Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 12 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to

RiverSource Life Insurance Company

affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2021, 2020 and 2019, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2026 and a total of $14 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $345 million, $358 million and $370 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $18 million and $(297) million as of December 31, 2021 and 2020, respectively, which is reflected in Other assets as of December 31, 2021 and Other liabilities as of December 31, 2020.

Investments

The Company invests in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021 and 2020, the fair value of these asset backed securities was $289 million and $372 million, respectively, and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets. Interest income from these asset backed securities was $12 million, $14 million and $14 million for the years ended December 31, 2021, 2020 and 2019, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020. See Note 12 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 12 for information about a surplus note to an affiliate.

Dividends or Distributions

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Paid to Ameriprise Financial	$1,900	$800	$1,350
Received from RiverSource Life of NY	—	—	43
Received from RTA	50	95	100

On February 23, 2022, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of $300 million to Ameriprise Financial, payable on or after March 25, 2022, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

RiverSource Life Insurance Company

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice was intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees.

The permitted practice allowed RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount could be amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of June 30, 2019, RiverSource Life Insurance Company elected to accelerate amortization of the net deferred amount associated with its permitted practice.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $175 million and $1.3 billion as of December 31, 2021 and 2020, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.4 billion and $4.8 billion as of December 31, 2021 and 2020, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Statutory net gain from operations	$1,366	$1,393	$1,505
Statutory net income	253	1,582	786

Government debt securities of $5 million and $4 million as of December 31, 2021 and 2020, respectively, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total derivatives	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,391	$—	$5,391	$(3,801)	$(1,243)	$(315)	$32
OTC cleared	58	—	58	(25)	—	—	33
Exchange-traded	309	—	309	(90)	(165)	—	54
Total derivatives	$5,758	$—	$5,758	$(3,916)	$(1,408)	$(315)	$119

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total derivatives	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,129	$—	$4,129	$(3,801)	$(1)	$(327)	$—
OTC cleared	25	—	25	(25)	—	—	—
Exchange-traded	94	—	94	(90)	—	—	4
Total derivatives	$4,248	$—	$4,248	$(3,916)	$(1)	$(327)	$4

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Company

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 17 for additional disclosures related to the Company’s derivative instruments.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$79,459	$1,252	$468	$77,925	$1,755	$734
Equity contracts	59,763	4,238	3,711	55,993	3,984	3,511
Credit contracts	1,717	9	—	2,269	1	1
Foreign exchange contracts	2,239	18	1	3,124	18	2
Total non-designated hedges	143,178	5,517	4,180	139,311	5,758	4,248
Embedded derivatives
GMWB and GMAB(4)	N/A	—	1,486	N/A	—	2,316
IUL	N/A	—	905	N/A	—	935
Fixed deferred indexed annuities and deposit receivables	N/A	59	61	N/A	—	52
Structured variable annuity	N/A	—	406	N/A	—	70
Total embedded derivatives	N/A	59	2,858	N/A	—	3,373
Total derivatives	$143,178	$5,576	$7,038	$139,311	$5,758	$7,621

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB, IUL, and fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $3.2 billion and $3.7 billion as of December 31, 2021 and 2020, respectively. See Note 16 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2021 and 2020, investment securities with a fair value of $123 million and $325 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $123 million and $325 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2021
Interest rate contracts	$—	$—	$(886)
Equity contracts	1	91	(817)
Credit contracts	—	—	43
Foreign exchange contracts	—	—	5
GMWB and GMAB embedded derivatives	—	—	830
IUL embedded derivatives	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(8)	—
Structured variable annuity embedded derivatives	—	—	(393)
Total gain (loss)	$1	$113	$(1,218)

Year Ended December 31, 2020
Interest rate contracts	$—	$—	$1,633
Equity contracts	—	55	(744)
Credit contracts	—	—	(106)
Foreign exchange contracts	—	—	(8)
GMWB and GMAB embedded derivatives	—	—	(1,553)
IUL embedded derivatives	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	(4)	—
Structured variable annuity embedded derivatives	—	—	(91)
Total gain (loss)	$—	$58	$(869)

Year Ended December 31, 2019
Interest rate contracts	$—	$—	$1,100
Equity contracts	—	117	(1,501)
Credit contracts	—	—	(73)
Foreign exchange contracts	—	—	(30)
GMWB and GMAB embedded derivatives	—	—	(435)
IUL embedded derivatives	—	(140)	—
Fixed deferred indexed annuities embedded derivatives	—	(8)	—
Total gain (loss)	$—	$(31)	$(939)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to the indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in millions)	Premiums Payable	Premiums Receivable
2022	$204	$204
2023	51	43
2024	137	25
2025	124	22
2026	252	88
2027-2028	18	—
Total	$786	$382

RiverSource Life Insurance Company

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2021, 2020 and 2019, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $383 million and $324 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $383 million and $324 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil on both December 31, 2021 and 2020.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	333	(70)	263
Net unrealized gains (losses) on securities	(750)	158	(592)
Total other comprehensive income (loss)	$(750)	$158	$(592)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income(2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(379)	80	(299)
Net unrealized gains (losses) on securities	437	(91)	346
Total other comprehensive income (loss)	$437	$(91)	$346

	Year Ended December 31, 2019
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$1,360	$(289)	$1,071
Reclassification of net (gains) losses on securities included in net income(2)	2	—	2
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(688)	144	(544)
Net unrealized gains (losses) on securities	674	(145)	529
Total other comprehensive income (loss)	$674	$(145)	$529

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities		Other	Total
Balance, January 1, 2019	$46		$(1)	$45
OCI before reclassifications	527		—	527
Amounts reclassified from AOCI	2		—	2
Total OCI	529		—	529
Balance, December 31, 2019	575	(1)	(1)	574
OCI before reclassifications	342		—	342
Amounts reclassified from AOCI	4		—	4
Total OCI	346		—	346
Balance, December 31, 2020	921	(1)	(1)	920
OCI before reclassifications	(153)		—	(153)
Amounts reclassified from AOCI	(439)		—	(439)
Total OCI	(592)		—	(592)
Balance, December 31, 2021	$329	(1)	$(1)	$328

(1)	Includes nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2021, 2020 and 2019.

19.  INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax
Federal	$171	$233	$210
State	6	—	8
Total current income tax	177	233	218
Deferred income tax
Federal	(39)	(277)	(271)
State	(1)	(1)	(7)
Total deferred income tax	(40)	(278)	(278)
Total income tax provision (benefit)	$137	$(45)	$(60)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(5.6)	(20.1)	(15.3)
Dividend received deduction	(2.9)	(9.7)	(7.6)
Foreign tax credit, net of addback	(1.5)	(1.9)	(9.5)
Audit adjustments	—	—	(1.4)
Uncertain tax positions	—	—	1.8
Other, net	0.4	(0.8)	(0.4)
Income tax provision (benefit)	11.4%	(11.5)%	(11.4)%

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pre-tax income relative to tax preferred items.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,994	$1,617
Other	14	13
Gross deferred income tax assets	2,008	1,630
Less: valuation allowance	11	11
Total deferred income tax assets	1,997	1,619
Deferred income tax liabilities
Investment related	508	216
Deferred acquisition costs	469	424
Net unrealized gains on Available-for-Sale securities	114	274
Deferred sales inducement costs	—	44
Other	58	12
Gross deferred income tax liabilities	1,149	970
Net deferred income tax assets	$848	$649

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2022. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses of $9 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2021	2020	2019
Balance at January 1	$38	$39	$19
Additions based on tax positions related to the current year	—	1	1
Reductions based on tax positions related to the current year	(1)	(1)	—
Additions for tax positions of prior years	—	—	34
Reductions for tax positions of prior years	—	—	(4)
Audit settlements	—	—	(11)
Reductions due to lapse of statute of limitations	—	(1)	—
Balance at December 31	$37	$38	$39

If recognized, approximately $20 million, $20 million and $17 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $1 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had a payable of $3 million and $2 million related to accrued interest and penalties as of December 31, 2021 and 2020, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2021	2020
Commercial mortgage loans	$48	$18
Affordable housing and other real estate partnerships	9	12
Total funding commitments	$57	$30

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

RiverSource Life Insurance Company

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2021 and 2020, the estimated liability was $12 million. As of both December 31, 2021 and 2020, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.